SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO. _________ )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           SALIX PHARMACEUTICALS, LTD.
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                (Name of Registrant as Specified in its Charter)

                           SALIX PHARMACEUTICALS, LTD.
 -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
    Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

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         (2)     Aggregate number of securities to which transaction applies:

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         (3)     Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)     Proposed maximum aggregate value of transaction:

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
         (5)     Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:_______________________________________

         (2)      Form, Schedule or Registration Statement No.:_________________

         (3)      Filing Party:_________________________________________________

         (4)      Date Filed:___________________________________________________

                        LOGO SALIX PHARMACEUTICALS, LTD.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2000

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders of SALIX PHARMACEUTICALS, LTD., a corporation organized under the laws of the British Virgin Islands (the "Company"), will be held on Wednesday, June 14, 2000 at 10:00 a.m. (local time) at the offices of Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607 for the following purposes:

         1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2. To approve the amendment of the Company's 1996 Stock Option Plan to increase the number of Common Shares reserved for issuance thereunder from 1,750,000 to 2,667,207;

         3. To confirm the adoption of a shareholder protection rights plan and approve the Shareholder Protection Rights Agreement dated January 13, 2000 between the Company and Montreal Trust Company of Canada;

         4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 21, 2000 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          For the Board of Directors,
                                          SALIX PHARMACEUTICALS, LTD.


                                          Robert P. Ruscher
                                          President and Chief Executive Officer
Palo Alto, California
May 1, 2000

YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           SALIX PHARMACEUTICALS, LTD.
                            ------------------------

                                 PROXY STATEMENT

                 2000 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2000
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of SALIX PHARMACEUTICALS, LTD. (the "Company") for use at the Annual and Special Meeting of Shareholders to be held Wednesday, June 14, 2000 at 10:00 a.m., local time (the "Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the offices of Wyrick Robbins Yates & Ponton, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607. The Company's principal executive offices are located at 3600 West Bayshore Road, Suite 205, Palo Alto, California 94303, and its telephone number at that location is (650) 856-1550.

         These proxy solicitation materials and the Annual Report to Shareholders for the year ended December 31, 1999, including financial statements, were first mailed on or about May 1, 2000 to all shareholders entitled to vote at the Meeting. All references to dollars are to United States dollars, unless specifically noted otherwise.

         The purposes of the Meeting are (i) to elect five (5) directors to serve for the ensuing year or until their successors are duly elected and qualified; (ii) to approve an amendment to the Company's 1996 Stock Option Plan to increase the number of Common Shares reserved for issuance thereunder from 1,750,000 to 2,667,207; (iii) to confirm the adoption of a shareholder protection rights plan and approve the Shareholder Protection Rights Agreement dated January 13, 2000 between the Company and Montreal Trust Company of Canada;
(iv) to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and (v) to transact such other business as may properly come before the meeting or any adjournment thereof. When proxies are properly dated, executed and returned, the Common Shares they represent will be voted for the election of the nominees for directors set forth herein at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the amendment of the 1996 Stock Option Plan, for the confirmation of the adoption of a shareholder rights plan and the approval of the Shareholder Protection Rights Agreement, for the ratification of the appointment of Ernst & Young LLP as independent auditors as set forth herein, and, at the discretion of the proxy holders, upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

RECORD DATE AND SHARES OUTSTANDING

         Shareholders of record at the close of business on April 21, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. The Company has two authorized classes of capital stock, Common Shares, no par value, and Preferred Shares, no par value. At the Record Date, 10,747,838 Common Shares of the Company were issued and outstanding and held by 53 holders of record,

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
and no Preferred Shares of the Company were issued or outstanding. Except as set forth under "Security Ownership of Management and Certain Beneficial Owners," to the knowledge of the directors and officers of the Company, no person beneficially owns, directly or indirectly, or exercises control over more than 5% of the Common Shares of the Company.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Meeting a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Salix Pharmaceuticals, Ltd. at 3600 West Bayshore Road, Suite 205, Palo Alto, California 94303, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Meeting.

VOTING

         Each holder of Common Shares is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Meeting. Shareholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Meeting. Abstentions are considered shares present and entitled to vote and, therefore, have the same legal effect as a vote against a matter presented at the Meeting. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable Toronto Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes but will be considered for purposes of determining the presence of a quorum.

         The Articles of Association of the Company provide that a shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) if the candidates' names have been placed in nomination prior to commencement of the voting and the shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. The form of proxy for use in connection with the Meeting may be used to give the Company such notice. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination either (i) by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's Common Shares are normally entitled or (ii) by distributing the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect. For example, if a shareholder holds 100 Common Shares (one vote each) and desires to vote them for the election of directors, the shareholder would be entitled to cast 500 votes, a number arrived at by multiplying the total number of votes attached to the Common Shares held by the shareholder (100) by the number (5) of directors to be elected. The 500 votes resulting from such multiplication (100 x 5) could be cast in favor of one nominee or distributed among any number of nominees in any portion desired. If a shareholder votes for more than one nominee without specifying the distribution of his votes among the nominees, he will be deemed to have distributed his votes equally among the nominees for whom such shareholder voted. If the number of persons nominated for director exceeds the number of positions to be filled, the nominees who receive the least number of votes shall be eliminated until the

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
number of nominees remaining equals the number of positions to be filled. A separate vote of shareholders shall be taken with respect to each person nominated for director.

SOLICITATION OF PROXIES

         The expense of soliciting proxies in the enclosed form will be borne by the Company. In addition, the Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of Common Shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, personally or by telephone, telegram, facsimile, or other means of communication. No additional compensation will be paid for such services.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the U.S. Securities and Exchange Commission. Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2001 Annual Meeting of Shareholders must be received by the Company no later than December 31, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

         The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Meeting. If a shareholder intends to submit a proposal at the 2001 Annual Meeting which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must do so no later than March 15, 2001. If such shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2001 Annual Meeting.

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
                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

         A board of five (5) directors is to be elected at the Meeting. Unless a proxy is marked as to withhold authority so to vote, the proxy holders will vote the proxies received by them for the Company's five nominees named below, three of whom are presently directors of the Company and two of whom are new nominees. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FIVE NOMINEES LISTED BELOW.

         The name of and certain information regarding each nominee is set forth below, which information is based on data furnished to the Company by the nominees. There are no family relationships among directors, director nominees or executive officers of the Company.

NAME                      AGE(1)           POSITION(S) WITH                            DIRECTOR SINCE
                                           THE COMPANY                                 --------------
                                           -----------
John F. Chappell(2)(3)     63               Director                                    December 1993

Thomas D'Alonzo            56               Nominee                                          --

Richard A. Franco, R.Ph.   58               Nominee                                          --

Randy W. Hamilton          45               Chairman of the                             December 1993
                                            Board of Directors

Robert P. Ruscher          39               President, Chief Executive                  November 1999
                                            Officer and Director

----------------
(1)      As of February 29, 2000.
(2)      Member of Audit Committee.
(3)      Member of Compensation Committee.

         JOHN F. CHAPPELL has served as a director of the Company since December 1993 and as a member of its Audit and Compensation Committees since December 1994. Since December 1990, Mr. Chappell has been President of Plexus Ventures, Inc., a private consulting firm specializing in advising early stage pharmaceutical companies. Prior to 1990, Mr. Chappell served in various capacities at SmithKline Beecham plc, most recently as Chairman, and a member of its Board of Directors.

         THOMAS D'ALONZO served as President and Chief Operating Officer of Pharmaceutical Product Development, Inc. ("PPD") (research, development and consulting services in life and discovery sciences) from 1996 to 1999, as President and Chief Executive Officer of GENVEC, Inc. (gene therapy biotech) from 1993 to 1996, and as President of Glaxo, Inc. from 1983 to 1993. Mr. D'Alonzo is a director of PPD and of Amarillo Biosciences, Inc., both publicly traded companies.

         RICHARD A. FRANCO, R.Ph. is Chairman, Chief Executive Officer and a founder of LipoMed, Inc. (spectroscopic analysis for clinical diagnostics), positions he has held since November 1997. Prior to that, he was President of the Richards Group, Ltd. (health consulting) from April 1996 to October 1997, and President and Chief Executive Officer of Trimeris, Inc. (biotechnology) from August 1994 to April 1996. Mr. Franco also has held senior management positions at Eli Lilly & Company and Glaxo, Inc.

         RANDY HAMILTON is a co-founder of the Company and has served as Chairman of its Board of Directors since December 1993 and as President and Chief Executive Officer from December 1993 to November 1999. From November 1989 to present, Mr. Hamilton has also served as President and Chief Executive Officer and as a director of Salix Pharmaceuticals, Inc., a California corporation, ("Salix California"), which is now a wholly owned subsidiary of the Company. Prior to 1989, Mr. Hamilton served as Director of Planning and Business Development with SmithKline Diagnostics, Inc., a medical diagnostic subsidiary of SmithKline Beecham plc, a pharmaceutical company, and as head of Asian business development for California Biotechnology Inc. (now Scios, Inc.), a biotechnology company.

         ROBERT P. RUSCHER served as the Company's Director of Corporation Development from April 1995 to June 1996, as Vice President-Corporate Development from July 1996 to April 1999, as Chief Financial Officer from May 1996 to November 1999, as Executive Vice President from April 1999 to November 1999, and as President and Chief Executive Officer since November 1999. He also became a director of the Company in November 1999. Prior to joining the Company, Mr. Ruscher practiced law.

REQUIRED VOTE

         The five nominees receiving the highest number of affirmative votes of the Common Shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under British Virgin Islands law.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of ten meetings during the fiscal year ended December 31, 1999. No director, during the time he was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or its committees on which he served which occurred during fiscal 1999. The Board has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

         The Audit Committee is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's

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
accounting principles and its system of internal accounting controls. The Audit Committee held no meetings during fiscal 1999. The Audit Committee currently consists of Lawrance A. Brown, Jr. and John F. Chappell.

         The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for executive officers and other employees of the Company and administers various incentive compensation and benefit plans. The Compensation Committee held three meetings during fiscal 1999. The Compensation Committee currently consists of Lawrance A. Brown, Jr., John F. Chappell, and Nicholas M. Ediger.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee during fiscal 1999 were Lawrance A. Brown, Jr., John F. Chappell and Nicholas Ediger. None of Messrs. Brown, Chappell or Ediger was at any time during the Company's 1999 fiscal year or at any other time an officer or employee of the Company. Randy W. Hamilton, President and Chief Executive Officer of the Company until November 1999 participated, and Robert P. Ruscher, President and Chief Executive Officer since November 1999, participates in all discussions and decisions regarding salaries and incentive compensation for all executive officers of the Company, except that each was and is excluded from discussions regarding his own salary and incentive stock compensation. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee.

COMPENSATION OF DIRECTORS

         The Company reimburses each member of the Company's Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. In addition, director Nicholas M. Ediger was compensated $500 for each meeting of the Board and each Committee meeting attended in person and $250 per meeting for telephonic participation in 1999. Other than Messrs. Ediger and Brown, all directors are either employed by the Company and/or hold a substantial equity position in the Company, and no member of the Board of Directors currently receives any additional cash compensation for his service as director. In 1999, Mr. Brown was granted options on 20,000 Common Shares with an exercise price of $0.47 (U.S.) per share. The options became exercisable as to 1/24 of the option shares on each month anniversary of the vesting start date. Directors may from time to time provide services as consultants that may provide for additional consulting services at agreed upon rates.

                                  PROPOSAL TWO

               AMENDMENT AND RESTATEMENT OF 1996 STOCK OPTION PLAN


     At the Meeting, the shareholders are being asked to approve the amendment of the Company's 1996 Stock Option Plan (the "Plan") to increase the number of Common Shares reserved for issuance thereunder by 927,207 thereby increasing to 2,677,207 the maximum aggregate number of Common Shares reserved for issuance thereunder. The amendment of the Plan was approved by the Board of Directors in February 2000. As of the Record Date, options to purchase an aggregate of 1,214,930 Common Shares were outstanding under the Plan with a weighted average exercise price of $1.62 per Common Share, and 291,115 Common Shares were available for future grant under the Plan. The Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants of the Company. The Plan was initially approved by the shareholders in 1996 and was amended in 1998 with the approval of the shareholders.

     The closing price of the Company's Common Shares on The Toronto Stock Exchange on April 20, 2000 was Cdn. $1.01. The Bank of Canada noon rate of exchange for Canadian dollars into United States dollars was Cdn. $0.6791 per U.S. $1.00 on April 20, 2000.

     The proposed amendment of the Plan will result in an increase by 927,207 shares in the number of Common Shares reserved for issuance under the Plan. As a result of the share increase, a maximum aggregate of 2,677,207 Common Shares (subject to certain limitations) will be reserved for issuance under the Plan. See "Shares Reserved for Issuance under the Plan" below. As a result of these limitations, upon shareholder approval of the amendment and restatement, 1,218,322 Common Shares will be immediately available for grant under the Plan.

     The Plan authorizes the Board of Directors to grant stock options to eligible employees, directors, and consultants of the Company and is structured to allow the Board of Directors broad discretion in creating equity incentives. Stock option grants made under the Plan constitute an important incentive for key technical and managerial employees of the Company. Option grants are a significant part of the Company's ability to attract, retain and motivate people whose skills and performance are critical to the Company's success. The Company has a standing practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve shareholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees.

     As of the Record Date, the Company had only 11 employees and expects that number to increase substantially if the Company obtains regulatory approvals in the United States for its current products and if the Company successfully in-licenses additional products. Particularly in light of the Company's strategic objectives, the Board of Directors believes that the 291,115 remaining Common Shares available for grant under the Plan are insufficient to accomplish the purposes of the Plan as described above. The Company anticipates that in order to hire additional employees during the next fiscal year and beyond, it will be necessary to offer equity incentives to attract, motivate, and retain these individuals. The Company's business operations are conducted principally in Palo Alto, California, and

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
  the Company faces extremely intense competition for qualified employees from other Silicon Valley-based corporations, almost all of which also use equity incentives as a means to attract and retain employees. In addition, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it may be necessary to grant additional options to current employees as older options become fully vested.

VOTE REQUIRED

         The affirmative vote of a majority of the Votes Cast will be required to approve the amendment of the Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Shares represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both the presence or absence of a quorum and (iii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal. The Company has been advised by The Toronto Stock Exchange that a disinterested shareholders vote is not required in connection with the amendment of the Plan.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF THE PLAN TO INCREASE BY 927,207 OF THE NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE THEREUNDER.

             The essential terms of the Plan are summarized as follows:

PURPOSE

     The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The Plan provides for administration by the Board of Directors of the Company or by a committee of the Board. The Board or the committee appointed to administer the Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

  ELIGIBILITY

     The Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonstatutory stock options may be granted to consultants (including

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
  directors) of the Company or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year. In addition, not more than 50% of the total number of shares reserved under the Plan may be allocated to any one participant in any 12-month period. The Plan limits the maximum number of shares which may be reserved for issuance to all officers under the Plan to not more than 10% of the issued and outstanding Common Shares at the time of grant. The maximum number of shares which may be issued to all officers as a group under the Plan in any 12-month period may not exceed 10% of the issued and outstanding Common Shares at the time of grant and the maximum number of shares which may be issued to any one officer and such officer's associates under the Plan in any 12-month period may not exceed 5% of the issued and outstanding Common Shares at the time of grant (excluding shares issued pursuant to share compensation arrangements over the preceding 12-month period).

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

        (1) Exercise of the Option: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Shares to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, delivery of already-owned shares of the Company's Common Shares subject to certain conditions, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, any combination of the foregoing methods of payment, or such other consideration and method of payment to the extent permitted under applicable laws. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

        (2) Option Price: The option price of all incentive stock options under the Plan may not be less than the fair market value of the Common Shares on the date the option is granted. In the case of a nonstatutory stock option granted to a person who at the time of grant of such option is a named executive of the Company, the per share exercise price shall be no less than 100% of the fair market value. For purposes of the Plan, fair market value is defined as the closing sale price per share of the Common Shares on the date of grant as reported on The Toronto Stock Exchange. In the case of an incentive stock option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant.

        (3) Termination of Employment or Consulting Relationship: The Plan provides that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination is 30 days (or such other period of time as the Administrator may determine, not exceeding three months in the case of an incentive stock option, subject to certain conditions, or six months in the case of a nonstatutory stock option). Options may be exercised only to the extent they were exercisable on the date of termination and in no event later than the expiration of the term of the option. To the extent that an option is not exercisable at the date of such termination, or if the option is not exercised within the specified time, the option expires.

        (4) Death: If an optionee should die while an employee or a consultant of the Company (or during such period of time not exceeding three months, as determined by the Administrator following termination of the optionee's employment or consultancy), options may be exercised at any time within six months (or such shorter time period determined by the Administrator), following the date of death (but not later than the date of expiration of the option), by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance. Such exercise is permitted only to the extent of the right to exercise that would have accrued had the optionee continued living and remained an employee or consultant for three months after the date of death, subject to certain limitations.

        (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within 12 months (or such shorter period determined by the Administrator) from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant. To the extent that an option is not exercisable at the date of such termination, or if the option is not exercised within the specified time, the option expires.

        (6) Termination of Options: The term of each option is fixed by the Administrator and may not exceed ten years from the date of grant in the case of incentive stock options. However, incentive stock options granted to an optionee who, at the time the option is granted, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

        (7) Nontransferability of Options: Unless determined otherwise by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

 SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

     The maximum aggregate number of Common Shares that may be optioned and sold under the Plan, assuming the proposed amendment is approved, is 2,677,207 provided that in no event shall the number of Common Shares that may be optioned and sold exceed the sum of (i) 2,238,382 shares of Common Shares plus
  (ii) such number of Common Shares as are subject to outstanding and unexercised stock options under the Company's 1994 Stock Plan, as of the date of adoption of the Plan by the shareholders, which options are thereafter canceled or otherwise terminated without exercise.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Shares without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares which would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the Administrator shall notify optionees that all options shall be fully exercisable for a period of ten days, after which such options shall terminate.

AMENDMENT AND TERMINATION

     The Board of Directors may amend or terminate the Plan at any time or from time to time. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with laws governing the Plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in May 2006.

TAX INFORMATION

     Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
  (i) the fair market value of the shares at the date of the option exercise or
  (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon sale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of United States federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE PLAN

     The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable.

      The table of option grants under "Executive Compensation and Other Matters" and "Option Grants in Last Fiscal Year" provides information with respect to the grant of options under the Plan to the Named Executive Officers during fiscal 1999. During fiscal 1999, all current executive officers as a group, all non-officer directors as a group, and all other employees as a group were granted options to purchase 458,500 Common Shares, 20,000 Common Shares and 114,500 Common Shares, respectively, pursuant to the Plan.

                                 PROPOSAL THREE

               ADOPTION OF SHAREHOLDER RIGHTS PLAN AND APPROVAL OF
                   THE SHAREHOLDER PROTECTION RIGHTS AGREEMENT


         At the Meeting, shareholders of the Corporation are being asked to confirm the Company's shareholder rights plan (the "Rights Plan"), the terms and conditions of which are set out in the Shareholder Protection Rights Agreement dated as of January 13, 2000 (the "Shareholder Protection Rights Agreement") between the Company and Montreal Trust Company of Canada (the "Rights Agent"). The full text of the Shareholder Protection Rights Agreement is set forth in Exhibit A attached to this proxy statement.

CONFIRMATION BY SHAREHOLDERS

         By a resolution passed on January 13, 2000, the Board of Directors of the Company adopted the Rights Plan and the Rights Plan became effective, subject to regulatory and shareholder approval, at the close of business on January 13, 2000.

         Regarding regulatory approval, the Toronto Stock Exchange accepted notice for filing of the Rights Plan subject to certain conditions being satisfied including, among other things, that the Rights Plan be ratified by the shareholders of the Company prior to July 6, 2000 which ratification must be evidenced by a majority of votes cast by shareholders at the Meeting in favor of the resolution confirming the Rights Plan. If the Rights Plan is not ratified in accordance with the foregoing condition, it will be rescinded or otherwise cancelled and be of no further effect immediately after the Meeting.

         Regarding shareholder approval, under the provisions of the Shareholder Protection Rights Agreement, the Rights (as defined in the Shareholder Protection Rights Agreement) and the Shareholder Protection Rights Agreement will terminate and be void and of no further force and effect if the Shareholder Protection Rights Agreement is not confirmed by Independent Shareholders by a majority of the votes cast by Independent Shareholders at the Meeting in favor of the resolution confirming the Rights Plan. The term Independent Shareholders is defined in the Shareholder Protection Rights Agreement as all holders of Common Shares, excluding any Acquiring Person or Offeror (as such terms are defined in the Shareholder Protection Rights Agreement), any person that has announced an intention to make a take-over bid for the Common Shares and affiliates, associates and persons acting jointly or in concert with such excluded persons. As of the date of this proxy statement, the Company is not aware of any holder of Common Shares that would be excluded from the vote on the basis that such holder is not an Independent Shareholder.

         The text of the resolution to confirm the Shareholder Protection Rights Agreement is set forth below:

         BE IT RESOLVED THAT:

         1. The Shareholder Protection Rights Agreement dated as of January 13, 2000 between Salix Pharmaceuticals, Ltd. (the "Company") and Montreal Trust Company of Canada, as Rights Agent (a copy of which is attached as Exhibit B to this proxy statement), as may be amended pursuant to its terms, be and same is hereby ratified, confirmed and approved.

         2. Any director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to execute (whether under the corporate seal of the Company or otherwise) and deliver such other documents and instruments and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any documents or instruments and the taking of any such actions.

         THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY, IF NAMED AS PROXY, INTEND TO VOTE IN FAVOR OF THE RESOLUTION REGARDING THE CONFIRMATION OF THE SHAREHOLDER PROTECTION RIGHTS AGREEMENT UNLESS A SHAREHOLDER HAS SPECIFIED IN ITS PROXY THAT ITS SHARES ARE TO BE VOTED AGAINST SUCH RESOLUTION.

         The Board of Directors reserves the right to alter any terms of or not to proceed with the Rights Plan at any time prior to the Meeting in the event that the Board of Directors determines that it would not be in the best interests of the Company and its shareholders to do so in light of the circumstances at the time.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         In adopting the Rights Plan, the Board of Directors considered the appropriateness of establishing a shareholder rights plan, received the advice of its legal advisors and concluded, for the reasons discussed below, that it was in the best interests of the Company and its shareholders to adopt the Rights Plan. ACCORDINGLY, THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL, ADOPTION AND CONFIRMATION OF THE SHAREHOLDER PROTECTION RIGHTS AGREEMENT.

PURPOSE OF THE RIGHTS PLAN

         The Rights Plan was adopted by the Company to encourage the fair treatment of shareholders if there is an unsolicited take-over bid for the Common Shares. The Rights Plan was also adopted by the Company to provide all shareholders of the Company with an equal opportunity to share in any premium paid upon an acquisition of control and to allow both the shareholders and the Board of Directors adequate time to assess a take-over bid made for the Common Shares of the Company in relation to the circumstances and prospects of the Company and to allow a reasonable period of time for the Board of Directors to explore and develop alternative courses of action in an attempt to maximize shareholder value, if the Board of Directors is of the opinion that it is appropriate to do so. NEITHER AT THE TIME OF ADOPTION OF THE RIGHTS PLAN NOR AT THE DATE OF THIS PROXY STATEMENT WAS THE BOARD OF DIRECTORS AWARE OF ANY SPECIFIC TAKE-OVER BID FOR THE COMMON SHARES THAT HAS BEEN MADE OR IS CONTEMPLATED.

         It was not the intention of the Board of Directors in adopting the Rights Plan to secure the continuance in office of the existing members of the Board of Directors or to avoid an acquisition of control of the Company in a transaction that is fair and in the best interests of the shareholders. The rights of shareholders under existing law to seek a change in the management of the Company or to influence or promote action of management in a particular manner will not be affected by the Rights Plan. The adoption of the Rights Plan does not affect the duty of the Board of Directors to act honestly and in good faith with a view to the best interests of the Company and its shareholders.

         The Board of Directors believes that under the existing statutory rules relating to take-over bids there is not sufficient time for the directors to fully assess offers and to explore and develop alternatives for shareholders in the event of a bid. The time required to consider and complete a change of control transaction must be considered from both the perspective of the Company and of potential purchasers. Under the statutory take-over bid rules, a take-over bid must remain open in Canada for a minimum of 21 days. The result is that shareholders may fail, in the absence of the Rights Plan, to fully assess the circumstances of the Company or to realize the maximum value for their Common Shares. Accordingly, the directors believe that the Rights Plan is an appropriate mechanism to ensure that they will be able to discharge their responsibilities to assist shareholders in responding to a take-over bid.

         The provisions of the Rights Plan relating to Permitted Bids, which are described below under "The Rights Plan - Permitted Bid", will permit shareholders to tender to a take-over bid which is a "Permitted Bid" regardless of the views of the Board of Directors as to the acceptability of the bid. The Board of Directors believes that the Rights Plan will not adversely limit the opportunity for shareholders to dispose of their Common Shares through a take-over bid for the Company which is a Permitted Bid and which provides fair value to all shareholders. If an acquiror determines not to meet the requirements of a Permitted Bid, the Board of Directors may, through the opportunity to negotiate with the acquiror, be able to influence the fairness of the terms of the take-over bid. SHAREHOLDERS ARE ADVISED THAT THE ADOPTION OF THE RIGHTS PLAN MAY PRECLUDE THEIR CONSIDERATION OR ACCEPTANCE OF OFFERS WHICH ARE INADEQUATE AND DO NOT MEET THE REQUIREMENTS OF A PERMITTED BID. The directors of the Company will continue to be bound to consider fully and fairly any take-over bid for the Common Shares of the Company and to discharge their responsibilities with a view to the best interests of the shareholders.

         Shareholder rights plans have been adopted by a large number of publicly held corporations in Canada and the United States. The terms of the Rights Plan, set forth in the Shareholder Protection Rights Agreement, are substantially similar to those recently adopted by a number of major American and Canadian corporations.

THE RIGHTS PLAN

         The following is a summary description of the general operation of the Rights Plan. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE SHAREHOLDER PROTECTION RIGHTS AGREEMENT, A COPY OF WHICH IS SET FORTH IN EXHIBIT A TO THIS PROXY STATEMENT.

         Capitalized terms used below but not defined below have the meanings ascribed to them in the Shareholder Protection Rights Agreement.

         THE RIGHTS. On January 13, 2000, the Board of Directors authorized the issuance at the close of business on January 13, 2000 (the "Record Time") of one Right in respect of each outstanding Common Share to shareholders of record at the Record Time. In addition, the Board of Directors authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time. The Company has entered into a Shareholder Protection Rights Agreement dated as of January 13, 2000 with Montreal Trust Company of Canada, as Rights Agent, regarding the exercise of the Rights, the issuance of certificates evidencing the Rights and other related matters.

         Each Right entitles the registered holder thereof to purchase from the Company on the occurrence of certain events, one Common Share at the price of Cdn. $60.00 per share (or the U. S. Dollar Equivalent of the Exercise Price), subject to adjustments (the "Exercise Price"). The Exercise Price and the number of securities issuable upon the exercise of the Rights are subject to adjustment from time to time to prevent dilution upon the occurrence of certain corporate events affecting the Common Shares. If a Flip-in Event occurs, each Right would then entitle the registered holder to receive, upon exercise thereof, that number of Common Shares that have a Market Price (as defined in the Shareholders

Protection Rights Agreement) at the date of that occurrence equal to twice the Exercise Price. The Rights are not exercisable until the Separation Time. The Rights expire upon the earlier of (i) the Termination Time and (ii) the close of business on January 13, 2005, unless earlier redeemed by the Board of Directors with the consent of the shareholders.

         OVERVIEW OF THE RIGHTS PLAN. The Rights Plan utilizes the mechanism of the Permitted Bid to ensure that a person seeking control of the Company allows shareholders and the Board of Directors adequate time to assess the bid. The purpose of the Permitted Bid is to allow a potential bidder to avoid the dilutive features of the Rights Plan by making a bid in conformity with the conditions specified in the Permitted Bid provisions. If a person makes a Take-over Bid that is a Permitted Bid, the Rights Plan will not affect the transaction in any respect.

         The Rights Plan should not deter a person seeking to acquire control of the Company if that person is prepared to make a Take-over Bid pursuant to the Permitted Bid requirements or is prepared to negotiate with the Board of Directors. Otherwise, a person will likely find it impractical to acquire 20% or more of the outstanding Common Shares because the Rights Plan will substantially dilute the holdings of a person or group that seeks to acquire such an interest other than by means of a Permitted Bid or on terms approved by the Board of Directors. When a person or group becomes an Acquiring Person, the Rights Beneficially Owned by those persons or their transferees become void thereby diluting their holdings. The possibility of such dilution is intended to encourage such a person to make a Permitted Bid or to seek to negotiate with the Board of Directors the terms of an offer which is fair to all shareholders.

         TRADING OF RIGHTS. The Rights are not exercisable initially and certificates representing the Rights will not be sent to shareholders. Until the Separation Time, the Rights will be evidenced only by outstanding Common Share certificates. The Rights Plan provides that, until the Separation Time, the Rights will be transferred only with the associated Common Shares. Until the Separation Time, or earlier termination or expiration of the Rights, each new share certificate issued upon transfer of existing Common Shares or the issuance of additional Common Shares, will contain a notation incorporating the terms of the Shareholder Protection Rights Agreement by reference. As soon as is practicable following the Separation Time, separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to the holders of record of Common Shares as of the close of business at the Separation Time, and thereafter the Rights Certificates alone will evidence the Rights.

         SEPARATION TIME. The Rights will be exercisable and begin to trade separately from the Common Shares after the Separation Time. Separation Time means the close of business on the tenth day after the earlier of:

         (a) the first date (the "Stock Acquisition Date") of public announcement by the Company or a person or a group of affiliated or associated persons (an "Acquiring Person") that it has acquired beneficial ownership of 20% or more of the outstanding Common Shares other than as a result of, among other things:

                  (i) an acquisition or redemption by the Company reducing the number of Common Shares outstanding;

                  (ii)     a "Permitted Bid" (see below);

                  (iii) acquisitions of Common Shares in respect of which the Board of Directors has waived the provisions of the Rights Plan; or

                  (iv) acquisitions of Common Shares pursuant to any dividend reinvestment plan or share purchase plan of the Company, a stock dividend or a stock split or other event pursuant to which a person becomes the beneficial owner of Common Shares on the same pro rata basis as other holders of Common Shares, and acquisitions pursuant to a prospectus offering, private placement or plan of arrangement, amalgamation or other statutory procedure requiring shareholder approval;

         (b) the date of commencement of, or the first public announcement of the intent of any person, other than the Company or any subsidiary of the Company, to commence a Take-over Bid to acquire 20% or more of the outstanding Common Shares;

or, in any circumstances, such later date as may be determined by the Board of Directors.

         ACQUIRING PERSON. An Acquiring Person is, generally, a person who Beneficially Owns 20% or more of the outstanding Common Shares and any other shares of capital stock or voting interests of the Company entitled to vote generally in the election of directors.

         The Rights Plan provides certain exceptions to the definition of Acquiring Person, including the Company or any subsidiary and a person who acquires 20% or more of the outstanding Common Shares through a Permitted Bid acquisition or certain prescribed exempt acquisitions. The Rights Plan also excludes from the definition of Beneficial Ownership, among others, a person in its capacity as investment manager or trust company or plan trustee (and clients and accounts of such persons) provided that the person is not making or proposing to make a Take-over Bid. Furthermore, a person is deemed not to be the Beneficial Owner of Common Shares where the holder of such Common Shares has agreed to deposit or tender its Common Shares pursuant to a tender or exchange offer or a Take-over Bid made by such person or such person's affiliates or associates.

         FLIP-IN EVENT. Ten days following a transaction that results in a person becoming an Acquiring Person (a "Flip-in Event") the Rights will entitle holders to receive, upon exercise and payment of the Exercise Price, Common Shares with a Market Price equal to twice the Exercise Price of the Rights. In such event, however, any Rights beneficially owned by an Acquiring Person (including such person's associates and affiliates and any other person acting jointly or in concert with the Acquiring Person and any direct or indirect transferee of such persons) will be void. Holders of Rights who do not exercise their Rights upon the occurrence of a Flip-in Event may suffer substantial dilution.

         PERMITTED BID. A Take-over Bid will not trigger the dilutive provisions of the Rights Plan if it meets the Permitted Bid conditions prescribed in the Shareholder Protection Rights Agreement. A Permitted Bid is a Take-over Bid, made in compliance with the SECURITIES ACT (Ontario) and, if applicable, the UNITED STATES SECURITIES EXCHANGE ACT OF 1934, which:

         (a)      is made to all registered holders of Common Shares;

         (b) contains, and the take-up and payment for Voting Shares (such term being defined in the Shareholder Protection Rights Agreement) tendered or deposited is subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on a date which is not less than 60 days following the date of the Take-over Bid and only if at such date more than

                  50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn; and

         (c)      contains irrevocable and unqualified provisions that:

                  (i) unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to the Take-over Bid at any time prior to the close of business on the date of first take-up or payment for Voting Shares under the bid and that all Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the close of business on such date; and

                  (ii) in the event that more than 50% of the then outstanding Voting Shares held by Independent Shareholders shall have been deposited to the Take-over Bid, the Offeror will make public announcement of that fact and the Take-over Bid will be extended on the same terms for a period of not less than 10 business days from the date of such public announcement.

         The Rights Plan also provides for a "Competing Permitted Bid", which is a Take-over Bid made during the currency of another Permitted Bid that satisfies all of the requirements of a Permitted Bid except that, provided it is outstanding for a minimum period of 21 days, it may expire on the same date as the initial Permitted Bid.

         TAKE-OVER BID. A Take-over Bid is defined in the Shareholder Protection Rights Agreement as an offer to acquire Voting Shares where the Voting Shares subject to the offer to acquire, together with the Offeror's Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the offer.

         WAIVER AND REDEMPTION. The Board of Directors of the Company may, prior to the occurrence of a Flip-in Event, determine to waive the dilutive effects of the Rights Plan in respect of a Flip-in Event that would occur as a result of a Take-over Bid that is made by way of a take-over bid circular to all holders of Common Shares. In such case, such waiver would be deemed also to be a waiver, on the same terms and conditions, in respect of any other Flip-in Event which occurs by reason of a Take-over Bid made by way of a take-over bid circular to all holders of Common Shares made prior to the expiration of the Take-over Bid for which the initial waiver was given. The Board of Directors may, prior to a Flip-in Event and with the prior consent of shareholders, waive the dilutive effects of the Rights Plan in respect of a Flip-in Event that would occur other than as a result of a Take-over Bid made by way of a take-over bid circular to all holders of Common Shares. The Board of Directors of the Company may also waive the Rights Plan in respect of a particular Flip-in Event, provided that the Acquiring Person that triggered such Flip-in Event reduces, or has entered into a contractual agreement with the Company within 30 days, its beneficial holdings to less than 20% of the outstanding Common Shares.

         At any time prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.000l per Right. In addition, if an Offeror successfully completes a Permitted Bid by having taken up and paid for not less than 50% of the Voting Shares held by Independent Shareholders, the Board of Directors shall be deemed to have elected to redeem the Rights.

         SUPPLEMENTS AND AMENDMENTS. The Company may, from time to time, supplement or amend the Rights Plan in order to cure any ambiguity or to correct or supplement any provisions contained in the

Rights Plan which may be inconsistent with any other provision thereof or otherwise defective. The Board of Directors may also, prior to shareholder ratification at the Meeting, supplement or amend the Rights Plan without the approval of shareholders or holders of Rights to make any changes which the directors, acting in good faith, may deem necessary or desirable, provided that no such supplement or amendment shall be made to the provisions relating to the Rights Agent except with the concurrence of the Rights Agent. Any supplement or amendment made after the date of shareholder ratification of the Rights Plan but prior to the Separation Time may only be made with the prior consent of shareholders. In addition, no supplement or amendment may be made to the Rights Plan without the approval of the Toronto Stock Exchange.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

         THIS DESCRIPTION IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED NOR SHOULD IT BE CONSTRUED TO CONSTITUTE LEGAL OR TAX ADVICE TO ANY PARTICULAR SHAREHOLDER. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS, TAKING INTO ACCOUNT THEIR OWN PARTICULAR CIRCUMSTANCES.

         The issuance of identical rights (the "Rights") to each existing holder should not result in any benefit being conferred on a particular holder and no amount should be required to be included in income thereon for purposes of the INCOME TAX ACT (Canada)(the "Tax Act"). However, if at the time the Rights are issued, it is known that certain holders will not exercise their Rights or will not be entitled to exercise their Rights, the Canada Customs and Revenue Agency is of the view that the Rights may not be conferred on all holders and the value of the benefit, if any, will have to be included in each holder's income for the taxation year. In the event that the issuance of Rights results in a shareholder benefit for purposes of the Tax Act, the Company believes that the value of such rights is nominal.

         Should the Rights result in an income inclusion to a non-resident holder, the Tax Act deems that such amount will be treated as a dividend. Dividends paid or credited or deemed to be paid or credited to a non-resident holder of Common Shares will be subject to Canadian non-resident withholding tax at the rate of 25% of the gross amount of such dividends under the Tax Act. This rate may be reduced under an applicable income tax treaty or convention between Canada and such non-resident holder's country of residence. In the case of a non-resident holder which is the beneficial owner of such dividends and a resident of the United States for the purposes of the CANADA-UNITED STATES INCOME TAX CONVENTION, 1980, the rate of non-resident withholding tax in respect of dividends on the Common Shares will generally be reduced to a rate of 15% of the gross amount of such dividends, except that where such beneficial owner is a corporation and owns at least 10% of the voting stock of the Company, the rate of withholding tax is reduced to 5% for dividends paid or credited or deemed to be paid or credited.

         In addition, the Rights will, on the date of this proxy statement, be qualified investments under trusts governed by registered retirement savings plans ("RRSPs"), registered retirement income funds ("RRIFs"), registered education savings plans ("RESPs") or deferred profit sharing plans ("DPSPs") under the Tax Act and the regulations thereunder. The Rights will not, on the date hereof, be foreign property for purposes of the Tax Act for RRSPs, RRIFs, RESPs or DPSPs and other persons subject to tax under Part XI of the Tax Act.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

         THIS DESCRIPTION IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED NOR SHOULD IT BE CONSTRUED TO CONSTITUTE LEGAL OR TAX ADVICE TO ANY PARTICULAR SHAREHOLDER. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS, TAKING INTO ACCOUNT THEIR OWN PARTICULAR CIRCUMSTANCES.

         The issuance the "Rights" to each existing holder should not result in any distribution by the Company of stock or property to any holder, any exchange of property or stock (either taxable or nontaxable), or any other event giving rise to income recognition by any holder under the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                                  PROPOSAL FOUR

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000 and recommends that shareholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         Ernst & Young LLP has audited the Company's financial statements annually since 1993. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of Common Shares of the Company as of February 29, 2000 for the following: (i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Shares, (ii) each director and director nominee of the Company, (iii) each of the executive officers named in the Summary Compensation table and (iv) all directors, director nominees and executive officers as a group:


FIVE PERCENT SHAREHOLDERS,                  SHARES              PERCENTAGE
DIRECTORS, DIRECTOR NOMINEES                BENEFICIALLY        BENEFICIALLY
AND EXECUTIVE OFFICERS(1)                   OWNED(2)            OWNED(2)
---------------------                       --------------      ---------------

John Brough(3).............................    197,108              1.82
Lawrance A. Brown, Jr(4)...................     51,855              *
John F. Chappell...........................    909,494              8.49
Thomas D'Alonzo............................       ----              --
Nicholas M. Ediger(5)......................     15,000              *
Richard A. Franco..........................       ----              --
Randy W. Hamilton(6).......................    882,315              8.21
Lorin K. Johnson(7)........................    807,167              7.50
David E. Lauck, Sr. .......................    300,000              2.80
Lise Riopel(8).............................     76,050              *
Robert P. Ruscher(9).......................    860,102              7.88
All executive officers, directors and
director nominees as a group

  (12 persons)(10).........................  4,248,508             37.43


----------------
  * Less than one percent.

(1) Except as otherwise indicated, the address of each listed shareholder is c/o Salix Pharmaceuticals, Ltd., 3600 West Bayshore Road, Suite 205, Palo Alto, California 94303.

(2) Applicable percentage ownership is based on 10,710,838 Common Shares outstanding as of February 29, 2000, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to community property laws, where applicable. Common Shares subject to options currently exercisable, or exercisable within 60 days after February 29, 2000, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Includes 131,108 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 29, 2000.

(4) Includes 12,500 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 29, 2000.

(5)Includes 10,000 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 29, 2000.

(6) Includes 35,000 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 29, 2000. Includes 190,000 Common Shares held by Mr. Hamilton's spouse, for which Mr. Hamilton disclaims beneficial ownership.

(7) Includes 47,167 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 29, 2000. Also includes 674,500 Common Shares held by a trust for the benefit of Dr. Johnson and his wife and 37,860 Common Shares held by a family trust, the beneficiaries of which include Dr. Johnson's minor grandchildren. Dr. Johnson and his wife are named as co-trustees of both trusts.

(8) Includes 72,750 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 29, 2000.

(9) Includes 207,600 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 29, 2000.

(10) Includes 640,542 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of February 29, 2000.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth information concerning the compensation awarded to, earned by, or paid for services rendered to the Company and its subsidiaries in all capacities during each of the fiscal years in the three year period ended December 31, 1999, by (i) the Company's Chief Executive Officer and (ii) the next four most highly compensated officers of the Company during the year ended December 31, 1999. The officers of the Company listed on the table set forth below are referred to collectively in this Proxy Statement as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                  Annual                Long-Term
                                                              Compensation(1)         Compensation
                                                              ---------------             Awards
                                                                                          ------
                                                       Year      Salary        Bonus      Stock         All Other
                                                                 (US $)        (US $)    Options       Compensation
            Name and Principal Position                          ------        -----     (Shares)       (US $)(1)(2)
            ---------------------------                                                  --------       ------------
Randy W. Hamilton                                      1999      215,000         -        60,000             -
Chairman                                               1998      215,000         -           -               -
                                                       1997      199,500         -           -               -

Robert P. Ruscher (3)                                  1999      194,892         -        180,000            -
President and Chief Executive Officer                  1998      157,500         -        20,000             -
                                                       1997      157,500         -        40,000            984

John Brough (4)                                        1999      166,667         -        60,000             -
Chief Financial Officer;                               1998      157,500         -        20,000             -
President, Glycyx Pharmaceuticals, Ltd.                1997      157,500         -        40,000             -
(wholly-owned subsidiary of the Company)

Lorin K. Johnson                                       1999      175,875         -        60,000             -
Vice President, Research and Director                  1998      167,500         -           -               -
                                                       1997      167,500         -           -              962

Lise Riopel, Ph.D. (5)                                 1999      151,500         -        92,500             -
Vice President, Clinical Affairs                       1998       86,250         -        72,000             -
                                                       1997            -         -           -               -

----------------
(1) The Company did not pay any current Named Executive Officer any fringe benefits, perquisites, or other compensation in excess of 10% of such executive officer's salary and bonus during fiscal years 1997, 1998 and 1999.

(2) Except as otherwise indicated, represents matching contributions under the Company's 401(k) retirement plan.

(3) Mr. Ruscher became the Company's President and Chief Executive Officer on November 1, 1999.

(4) Mr. Brough became the Company's Chief Financial Officer on November 1, 1999.

(5) Mr. Riopel joined the Company in May 1998 and became Vice President, Clinical Affairs on January 1, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 1999. All such options were awarded under the Company's 1996 Stock Option Plan.

                                Number of     % of Total
                                 Shares        Options                                     Potential Realizable Value of
                               Underlying     Granted to      Exercise or                      Assumed Annual Rates of
                                Options       Employees       Base Price     Expiration     Stock Price appreciation for
Name                            Granted         in 1999       per Share(1)      Date               Option Term (2)
----                            -------         -------       ------------      ----               ---------------

                                                                                                 5%                10%
                                                                                                 --                ---
Randy W. Hamilton. . .          60,000(3)        10.1%           0.20          9/12/09         $7,547            $19,125

Robert P. Ruscher. . .          10,000(4)         1.7            0.55          3/23/09          3,459              8,766
                               120,000(5)        20.2            0.49          4/21/09         36,979             93,712
                                50,000(3)         8.4            0.20          9/12/09          6,289             15,937

John Brough. . . . . .          10,000(4)         1.7            0.55          3/23/09          3,459              8,766
                                50,000(3)         8.4            0.20          9/12/09          6,289             15,937

Lorin K. Johnson . . .          16,000(4)         2.7            0.55          3/23/09          5,534             14,025
                                50,000(3)         8.4            0.20          9/12/09          6,289             15,937

Lise Riopel  . . . . .          40,000(5)         6.7            0.81          1/14/09         20,376             51,637
                                 2,500(4)         0.4            0.55          3/23/09            865              2,191
                                10,000(4)         1.7            0.20          9/12/09          1,258              3,187

----------------
(1) Options were granted at an exercise price equal to the fair market value of the Company's Common Shares on the date preceding the date of grant, as determined by the Board of Directors. Exercise price may be paid in cash, check, delivery of already-owned Common Shares of the Company subject to certain conditions, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

(2) Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the exercise price per share are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the fair market value of the Common Shares from the date of grant to the date of this Proxy Statement, other than the columns reflecting assumed rates of appreciation of 5% and 10%.

(3) Options become exercisable as to 1/12 of the option shares on each month anniversary of the vesting start date.

(4) Options become exercisable as to 1/24 of the option shares on each month anniversary of the vesting start date.

(5) Options become exercisable as to 1/48 of the option shares on each month anniversary of the vesting start date.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 1999 and stock options held as of December 31, 1999 by the Named Executive Officers.

                                                             Number of Securities               Value of Unexercised
                                                                  Underlying                        In-the-Money
                                                             Unexercised Options at                 Options at
                                                                December 31, 1999               December 31, 1999 (1)
                                                                -----------------               ---------------------
                                Shares
                               Acquired
                                  on          Value
Name                            Exercise     Realized      Exercisable       Unexercisable     Exercisable      Unexercisable
----                            --------     --------      -----------       -------------     -----------      -------------
Randy W. Hamilton....             -0-         -0-              20,000            40,000          $6,200            $12,400
Robert P. Ruscher ...             -0-         -0-             160,000           137,600           4,475             13,425
John Brough .........             -0-         -0-             119,584            60,416           5,167             10,333
Lorin K. Johnson.....             -0-         -0-              31,334            34,666           5,167              7,000
Lise Riopel..........             -0-         -0-              42,209           122,291           3,875             11,625

----------------

(1) Based on the closing sales price in trading on The Toronto Stock Exchange on December 31, 1999 of Cdn. $0.73 as converted to U.S. Dollars (at the exchange rate of Cdn. $1.00 to U.S. $0.6924) minus the exercise price for the applicable options.


            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

         The Company entered into employment agreements dated May 6, 1999 with Randy W. Hamilton, Robert P. Ruscher, Lorin K. Johnson and John Brough to employ each officer in his then current position with the Company of its subsidiaries. Each agreement provides for a base salary which is in the amount of $215,000 for Mr. Hamilton, $175,075 for Dr. Johnson, $200,000 for Mr. Ruscher and $165,375 for Mr. Brough. Each officer may be given a cash bonus of up to 30% of his then current base salary, which bonus is within the sole discretion of the Board of Directors. In the event the agreement is terminated other than for "good reason", "reasonable cause" or death, the officer and the Company shall enter into a consulting agreement for 12 months. Each agreement prohibits the officer for soliciting any employee of the Company to leave the employ of the Company while the agreement is in effect and for one year after termination of the agreement. The agreements have no set term. Each agreement will remain in effect until (i) the Company terminates the officer whether for "reasonable cause" (as defined in the agreement) or not, (ii) the officer terminates whether for "good reason" (as defined in the agreement) or not, or (iii) the officer's death or incapacitating disability. In the event of termination by the Company without "reasonable cause" or by the officer with "good reason", the officer will be paid for a period of time severance payments consisting of cash in the amount of the officer's monthly salary and one-twelfth of the officer's most recent cash bonus. In addition, the Company will pay the officer for the same period of time all benefits to which he was entitled at the time of termination. The severance payment shall be paid for 12 months for Mr. Hamilton and Dr. Johnson, ten months for Mr. Ruscher and six months for Mr. Brough. In addition to the severance payment, all unvested stock options held by the officer shall fully vest.

         Other than the agreements with Messrs. Hamilton, Ruscher, Johnson and Brough, the Company currently does not have any employment contracts in effect with any Named Executive Officer.

         Under the Company's 1994 Stock Plan and the 1996 Stock Option Plan, in the event of a merger or change of control of the Company, under certain circumstances, vesting of options outstanding under the stock plans will automatically accelerate such that outstanding options will become fully exercisable, including with respect to shares for which such shares would be otherwise unvested.

                              CERTAIN TRANSACTIONS

         The Company's policy regarding the transaction with management is that such transactions should be made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1999 all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

                   REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the SEC, this Report of the Compensation Committee of the Board of Directors shall not be deemed "filed" with the SEC or "soliciting material" under the Exchange Act and shall not be incorporated by reference into any such filings.

INTRODUCTION

         The Compensation Committee of the Board of Directors was established in December 1994 and is composed only of outside directors. During fiscal 1999, the Compensation Committee consisted of Lawrance A. Brown, Jr., John F. Chappell and Nicholas Ediger, who was appointed to the Compensation Committee in December 1998. In general, the Committee is responsible for reviewing and approving the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Committee reviews and approves the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor.

         The Board of Directors administers the Company's 1996 Stock Option Plan and the 1994 Stock Plan.

GENERAL COMPENSATION PHILOSOPHY

         The primary objectives of the Company's executive compensation policies include the following:

         - To attract, motivate and retain a highly qualified executive management team;

         - To link executive compensation to the Company's financial performance as well as to defined individual management objectives established by the Committee;

         - To compensate competitively with the practices of similarly situated technology companies; and

         - To create management incentives designed to enhance shareholder value.

         The Company competes in an aggressive and dynamic industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel, are key factors to the Company's future success. The Committee's compensation philosophy seeks to align the interests of shareholders and management by tying compensation to the Company's performance, either directly in the form of salary paid in cash or indirectly in the form of appreciation of stock options granted to employees through the Company's equity incentive programs.

EXECUTIVE COMPENSATION

         The Company has a compensation program which consists of two principal components: cash-based compensation and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

         CASH-BASED COMPENSATION. Cash-based compensation consists of salary (base pay). The salaries of each of the Named Executive Officers (other than the Chief Executive Officer) for the year ended December 31, 1999 were reviewed by the Board of Directors, upon the recommendation of the Chief Executive Officer. No formal incentive cash bonus plan was in place in 1999.

         EQUITY INCENTIVE PROGRAMS. Long-term equity incentives, including stock options granted pursuant to the Company's 1996 Stock Option Plan and the 1994 Stock Plan, directly align the economic interests of the Company's management and employees with those of its shareholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Company's Common Shares increases above the exercise price, which is set at the fair market value of the Company's Common Shares on the date the option is granted. In addition, employees must remain employed with the Company for a fixed period of time in order for the options to vest fully. In general, one-eighth of the shares issuable upon exercise of options granted under the Company's 1996 Stock Option Plan became vested six months after the vesting start date and vest at the rate of 1/48 of the shares for each month thereafter. The Board of Directors or the Committee may grant, and has granted, options with vesting schedules that differ from such general schedule. The number of options granted to each executive (other than the Chief Executive Officer) is determined by the Board of Directors, upon the recommendation of the Chief Executive Officer. In making its determination, the Board of Directors considers the executive's position at the Company, his or her individual performance, the number of options held by the executive, with particular attention to the executive's unvested option position, and other factors.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         In determining the Chief Executive Officer's compensation, the Committee considers comparative financial and compensation data of selected peer companies. During fiscal 1999, Randy W. Hamilton served as the Company's President and Chief Executive Officer until October 31, 1999 and received a salary of $215,000. On November 1, 1999, Robert P. Ruscher was elected the Company's President and Chief Executive Officer. For fiscal 2000, the Company has set Mr. Ruscher's base annual salary at $230,000.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162 of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the Named Executive Officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including shareholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

SUMMARY

         The Compensation Committee intends that its compensation program shall be fair and motivating and shall be successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Board of Directors and the Compensation Committee intend to review this program on an ongoing basis to evaluate its continued effectiveness.

                                             THE COMPENSATION COMMITTEE OF THE
                                             BOARD OF DIRECTORS

                                             Lawrance A. Brown, Jr.
                                             John F. Chappell
                                             Nicholas M. Ediger

                      COMPANY STOCK PRICE PERFORMANCE GRAPH

         The following graph compares the Company's cumulative total shareholder return with those of The Toronto Stock Exchange 300 Index and the Canadian Biotech/Pharmaceuticals Index. The graph assumes that U.S. $100 was invested on May 27, 1996 (the effective date of the initial listing of the Company's Common Shares on The Toronto Stock Exchange) in (i) the Company's Common Shares, (ii) The Toronto Stock Exchange 300 Index and (iii) the Canadian Biotech/Pharmaceuticals Index, and that all dividends were reinvested. Note that historic stock price performance is not necessarily indicative of future stock price performance.

         From May 1996 to October 1997, the Company's Common Shares traded on The Toronto Stock Exchange exclusively under the symbol "SLX.s" following the Company's initial public offering in Canada in May 1996. In October 1997, the Company completed a secondary public offering in Canada and an initial public offering in the United States, and the Common Shares issued in that offering were traded and quoted separately under the symbol "SLX." On May 28, 1998, all of the Company's Common Shares began to trade under the symbol "SLX."

         The stock price performance graph set forth below under the caption "Performance Graph" shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed "filed with" or "soliciting material" under such Acts.

       COMPARISON OF THE FORTY-THREE MONTH CUMULATIVE TOTAL RETURN AMONG SALIX PHARMACEUTICALS, LTD., THE TORONTO STOCK EXCHANGE 300 INDEX AND THE
                     CANADIAN BIOTECH/PHARMACEUTICALS INDEX

[LINE CHART APPEARS HERE]


              SALIX (SLX.S)    SALIX (SLX)         TSE 300   BIOTECH/PHARM INDEX
              -------------    -----------         -------   -------------------
5/27/96         100.00             ---              100.00         100.00
12/31/96         69.50             ---              113.20          99.50
10/16/97        106.40          100.00              135.60         121.10
12/31/97         85.70           83.90              128.00          94.50
12/31/98         17.40           16.80              123.90         126.90
12/31/99           ---            9.79              160.71         160.73

         No dividends have been declared or paid on the Company's Common Shares. The Company intends to retain its earnings, if any, to fund its business and does not anticipate paying any cash dividends in the foreseeable future. Shareholder returns over the period indicated should not be considered indicative of future shareholder returns.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                                         THE BOARD OF DIRECTORS
         Dated:  May 1, 2000

                                                                       EXHIBIT A



                     SHAREHOLDER PROTECTION RIGHTS AGREEMENT

         THIS AGREEMENT made as of January 13, 2000

B E T W E E N:

                          SALIX PHARMACEUTICALS, LTD., a corporation existing under the laws of the British Virgin Islands

                          (the "Corporation")

                           - and -

                          MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, as Rights Agent

                          (the "Rights Agent").

         WHEREAS the Board of Directors has determined that it is advisable and in the best interests of the Corporation to adopt a shareholder protection rights plan (the "Rights Plan") to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over offer for the Corporation;

         AND WHEREAS in order to implement the Rights Plan the Board of Directors has:

         (a) authorized and declared a distribution of one (1) right (a "Right") effective at the Record Time in respect of each Common Share outstanding at that time;

         (b) authorized the issuance of one (1) Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time;

         (c) authorized the issuance of Rights Certificates to holders of Rights pursuant to the terms and subject to the conditions set forth herein;

         AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

         AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to herein;

         NOW THEREFORE in consideration of the premises and their respective covenants and agreements set forth herein, the parties hereby agree as follows:

                           ARTICLE 1 -- INTERPRETATION

1.1      CERTAIN DEFINITIONS

         For purposes of this Agreement, the following terms have the meanings indicated:

         (a) "ACQUIRING PERSON" means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares, but shall not include:

                  (i)      the Corporation or any Subsidiary of the Corporation;

                  (ii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of:

                           A.   a Voting Share Reduction;

                           B.   a Permitted Bid Acquisition;

                           C.   an Exempt Acquisition; or

                           D.   a Pro Rata Acquisition;

                           provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition, and thereafter becomes the Beneficial Owner of a number of additional Voting Shares exceeding 1% of the number of Voting Shares outstanding (other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition), then, as of the date that such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an "Acquiring Person";

                  (iii) for the period of 10 days after the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Clause 1.1(d)(vii) solely because such Person or the Beneficial Owner of such Voting Shares is making or has announced an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, "DISQUALIFICATION DATE" means the first date of public announcement of facts indicating that any Person is making or has announced an intention to make a Take-over Bid;

                  (iv) an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a bona fide distribution to the public of securities; or

                  (v) a Person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation determined as at the date hereof, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the date hereof, become the Beneficial Owner of additional Voting Shares of the Corporation that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding, other than through a Permitted Bid Acquisition or a Pro Rata Acquisition.

         (b) "AFFILIATE", when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

         (c) "ASSOCIATE", when used to indicate a relationship with any Person, means:

                  (i) any body corporate of which the Person beneficially owns, directly or indirectly, voting securities carrying more than 10 per cent of the voting rights attached to all voting securities of the body corporate for the time being outstanding;

                  (ii)     any partner, spouse or child of that Person;

                  (iii) any trust or estate in which the Person has a substantial beneficial interest or as to which the Person serves as trustee or in a similar capacity;

                  (iv) any relative of the Person, where the relative has the same home as the Person; or

                  (v) any relative of the spouse of the Person where the relative has the same home as the Person.

         (d) A Person is deemed the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY OWN":

                  (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the beneficial owner (and, for the purposes of this Agreement, a "beneficial owner" of securities shall include a Person who is the owner at law or in equity of such securities);

                  (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has, directly or indirectly:

                           A. the right to become beneficial owner (whether such right is exercisable immediately or after the passage of time or upon the occurrence of a contingency or payment of instalments or otherwise) pursuant to any agreement, arrangement, pledge or understanding or otherwise, whether or not in writing (other than (x) customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a bona fide distribution to the public of securities and (y) pledges of securities in the ordinary course of business that meet all of the conditions specified in Rule 13d-3(d)(3) under the 1934 Exchange Act), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; or

                           B. the right to vote (whether such right is exercisable immediately or after the passage of time or upon the occurrence of a contingency or payment of instalments or otherwise) pursuant to any agreement, arrangement or understanding or otherwise whether or not in writing (other than (x) pledges of securities in the ordinary course of business that meet all of the circumstances specified in Rule 13-3(d)(3) under the 1934 Exchange Act other than the condition in Rule 13d-3(3)(3)(ii) and (y) a pledge agreement with a registered securities dealer relating to the extension of credit for purchases of securities on margin in the ordinary course of the dealer's business); and

                  (iii) any securities which are beneficially owned by any other Person with which such Person or any of such Person's Affiliates is acting jointly or in concert (other than pursuant to (x) customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a bona fide distribution to the public of securities and (y) pledges of securities in the ordinary course of business that meet all of the conditions specified in Rule 13d-3(d)(3) under the 1934 Exchange Act);

                  provided, however, that a Person shall NOT be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of, or to "Beneficially Own", any security:

                  (iv) solely because such security has been deposited or tendered pursuant to a tender or exchange offer or Take-over Bid made by such Person or any of such Person's Affiliates or Associates until the earlier of such deposited or tendered security being accepted unconditionally for payment or exchange or being taken up and paid for;

                  (v) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Corporations Act, the Securities Act and the 1934 Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under Section 101 of the Securities Act or under Item 6 of Schedule 13D under the 1934 Exchange Act;

                  (vi) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security in connection with, or in order to participate in, a public proxy solicitation made or to be made pursuant to, and in accordance with, the applicable rules and regulations referred to in Clause 1.1(d)(v), except if such power (or the arrangements relating thereto) is then reportable under Section 101 of the Securities Act or under Item 6 of Schedule 13D under the 1934 Exchange Act;

                  (vii) solely because such Person (hereinafter in this Clause 1.1(d)(vii) referred to as the "MANAGER"), being principally engaged in the business of managing investment funds for other Persons (which others, for greater certainty, may include and be limited to one or more employee benefit plans or pension plans) who are not Affiliates or Associates of the Manager and who do not act jointly or in concert with the Manager as part of the Manager's duties as agent for fully managed accounts, holds or exercises voting or dispositive power over such security and such voting or dispositive power over such security is held in the ordinary course of such business in the performance of the duties of the Manager for the account of the other Person; provided, however, that:

                           A. such security shall be deemed, in such case, to be Beneficially Owned by such other Persons; and

                           B. neither the Manager nor any Person acting jointly or in concert with the Manager is then making a Take-over Bid or has not then publicly announced an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person;

                           and provided further that, notwithstanding the foregoing, the Board of Directors shall have the right to and may determine, acting in good faith, that conditions exist which should disentitle the Manager from relying on this Clause 1.1(d)(vii) and, in such event, the Manager's Beneficial Ownership of securities shall be determined without reference to this Clause 1.1(d)(vii); or

                  (viii) solely because such Person (hereinafter in this Clause 1.1(d)(viii) referred to as the "TRUST COMPANY") holds or exercises voting or dispositive power over such securities, provided that:

                           A. the Trust Company is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in similar capacity in relation to the estates of deceased or incompetent Persons (each an "ESTATE ACCOUNT") or in relation to other accounts (each an "OTHER ACCOUNT") and holds such voting or dispositive power over such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person or for such other accounts; and

                           B. the Trust Company is not then making a Take-over Bid or has not then publicly announced an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person;

                           and provided further that, notwithstanding the foregoing, the Board of Directors shall have the right to and may determine, acting in good faith, that conditions exist which should disentitle the Trust Company from relying on this Clause

                           1.1(d)(viii) and, in such event, the Trust Company's Beneficial Ownership of securities shall be determined without reference to this Clause 1.1(d)(viii); or

                  (ix) solely because such Person is a client of the same Manager as another Person on whose account the Manager holds or exercises voting or dispositive power over such security, or solely because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds or exercises voting or dispositive power over such security; or

                  (x) solely because any such Person, any of such Person's Affiliates or Associates or any other Person referred to in paragraph (iii) of this definition has an agreement, arrangement or understanding, whether or not in writing (but other than of the nature otherwise referred to in this Subsection 1.1(d)), with respect to one or more shareholder proposals or a matter or matters to come before a particular meeting of shareholders, including the election of directors.

                  For purposes of this Agreement, in determining the percentage of the outstanding Voting Shares with respect to which a Person is or is deemed to be the Beneficial Owner, all Voting Shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

         (e) "BOARD OF DIRECTORS" means the board of directors of the Corporation.

         (f) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which chartered banks in the City of Toronto, Ontario or banks in the City of Raleigh, North Carolina or Palo Alto, California (or, if the Corporation's principal place of business ceases to be in Palo Alto, California, such other city in which the principal place of business of the Corporation is located) are authorized or obliged by law to close.

         (g) "CANADIAN DOLLAR EQUIVALENT" of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by multiplying such amount by the U.S.-Canadian Exchange Rate in effect on such date.

         (h) "CANADIAN-U.S. EXCHANGE RATE" means, on any date, the inverse of the U.S.-Canadian Exchange Rate in effect on such date.

         (i) "CLOSE OF BUSINESS" on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in the City of Toronto (or, after the Separation Time, the office of the Rights Agent in the City of Toronto), is closed to the public.

         (j) "COMMON SHARES" means the common shares in the capital of the Corporation and "COMMON SHARES", when used with reference to any Person other than the Corporation, means the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned other Person.

         (k) "COMPETING PERMITTED BID" means a Take-over Bid made while another Permitted Bid is in existence and that satisfies all of the provisions of a Permitted Bid except that the condition set forth in subparagraph 1.1(bb)(ii) may provide that the Voting Shares may be taken up or paid for on, and may not be withdrawn after, a date which is not earlier than the later of 21 days after the date of the Take-over Bid or the earliest date on which Voting Shares may be taken up or paid for under any other Permitted Bid that is then in existence for the Voting Shares.

         (l) "CONTROLLED" means, in determining whether a corporation is deemed to be "CONTROLLED" by another Person or Persons, a situation where a Person is controlled by another Person or Persons in any manner whatsoever that results in control in fact by that other Person or Persons, whether directly or indirectly, and whether through share ownership, a trust, a contract or otherwise, including in the case of control of a corporation where

                  (i)      (A)      securities entitled to vote in the election
                                    of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or Persons; and

                           (B) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation; or

                  (ii) the corporation is otherwise controlled by such other Person or Persons;

                  and "CONTROL" and "CONTROLLING" shall be interpreted accordingly.

         (m) "CORPORATIONS ACT" means the International Business Companies Act (Cap.291) of the British Virgin Islands, as amended, or such other corporate legislation under which the Corporation may exist under or be subject to from time to time, and the regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

         (n) "ELECTION TO EXERCISE" has the meaning attributed thereto in Clause 2.2(d)(i).

         (o) "EXEMPT ACQUISITION" means a share acquisition in respect of which the Board of Directors has waived the application of
                  Section 3.1 pursuant to the provisions of Subsection 5.1(d) or 5.1(e).

         (p) "EXERCISE PRICE" means, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $60.

         (q) "EXPIRATION TIME" means the earlier of (i) the Termination Time and (ii) the Close of Business on the fifth anniversary of the date of this Agreement.

         (r) "EXPIRATION DATE OF THE PERMITTED BID" means the date, which shall not be less than 60 days following the date on which the proper Take-over Bid documentation relating to such Permitted Bid is sent to the shareholders of the Corporation, which is indicated in such documentation as the date until which such Permitted Bid is open for acceptance.

         (s) "FLIP-IN EVENT" means a transaction or event in or pursuant to which any Person becomes an Acquiring Person.

         (t) "INDEPENDENT SHAREHOLDERS" means beneficial owners of Voting Shares, other than (i) any Acquiring Person, (ii) any Offeror,
                  (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Acquiring Person or Offeror or any Affiliate of any Acquiring Person or Offeror, in each case in respect of Voting Shares beneficially owned by such persons.

         (u) "MARKET PRICE" per security of any securities on any date of determination means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Day not to be fully comparable with the closing price on the Trading Day immediately preceding such date of determination each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on the Trading Day immediately preceding such date of determination. The closing price per security of any securities on any date shall be:

                  (i) the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the principal stock exchange or quotation system (as determined by the Board of Directors) on which such securities are listed or admitted to trading;

                  (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or quotation system, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use (as determined by the Board of Directors); or

                  (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or quotation system or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

                  provided, however, that if for any reason none of such prices is available on such day, the closing price per security of such securities on such date means the fair value per security of such securities on such date as determined by the Board of Directors, after consultation with a nationally recognized investment dealer or investment banker with respect to the fair value per security of such securities. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

                  Notwithstanding the foregoing, where the Board is Directors is satisfied that the Market Price of securities as determined herein was affected by an anticipated or actual Take-over Bid or by improper manipulation, the Board of Directors may determine the Market Price of securities, such determination to be based upon a finding as to the price at which a holder of securities of that class could reasonably have expected to dispose of his securities immediately prior to the relevant date excluding any change in price reasonably attributable to the anticipated or actual Take-over Bid or to the improper manipulation.

         (v) "1934 EXCHANGE ACT" means the SECURITIES EXCHANGE ACT OF 1934 of the United States, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced.

         (w) "1933 SECURITIES ACT" means the SECURITIES ACT OF 1933 of the United States, as amended and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced.

         (x)      "OFFER TO ACQUIRE" includes:

                  (i) an offer to purchase or a solicitation of an offer to sell Voting Shares, or a public announcement of an intention to make such an offer or solicitation; and

                  (ii) an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

                  or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

         (y) "OFFEROR" means a Person who has publicly announced an intention to make, or who has made, a Take-over Bid, including a Permitted Bid.

         (z) "OFFEROR'S SECURITIES" means the aggregate of the Voting Shares Beneficially Owned on the date of a Take-over Bid by an Offeror.

         (aa) "OFFICER'S CERTIFICATE" of a Person shall mean a certificate signed by the Chairman of the board of directors, the President or any Vice President and by the Secretary, the Treasurer, and Assistant Secretary or an Assistant Treasurer of such Person.

         (bb) "PERMITTED BID" means a Take-over Bid made in compliance with, and not on a basis which is exempt from or otherwise not subject to, the provisions of Sections 95 through 98, inclusive, and Section 100 of the Securities Act and, if applicable, Sections 10, 13(d) and 14 of the 1934 Exchange Act and the rules and regulations thereunder (or in each case such comparable or successor laws or regulations as shall then be in effect, or if all such provisions shall be repealed and there shall be no comparable or successor laws then in effect, pursuant to Sections 95 through 98, inclusive, and Section 100 of the Securities Act as in effect on the date of this Agreement) and in compliance with all other applicable laws (including the securities laws and regulations of all other relevant jurisdictions) and which is also made in compliance with the following additional provisions and conditions:

                  (i) the Take-over Bid shall be made for all of the Common Shares to all holders of record of Common Shares wherever resident or registered on the books of the Corporation;

                  (ii) the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 60 days following the date of the Take-over Bid and only if at such date more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

                  (iii) unless the Take-over Bid is withdrawn in accordance with applicable law, the Take-over Bid contains an irrevocable and unqualified provision that Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time described in Clause 1.1(bb)(ii) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for;

                  (iv) the Take-over Bid contains an irrevocable and unqualified provision that in the event that the deposit condition set forth in Clause 1.1(bb)(ii) is satisfied the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than ten Business Days from the date of such public announcement; and

                  (v) the Offeror shall make arrangements reasonably required by the Board of Directors of the Corporation to allow for the deposit in acceptance of such Take-over Bid of shares issued on exercise of options held by employees of the Corporation and its subsidiaries;

                  and the Board of Directors acting in good faith determines, prior to the expiry of the Take-over Bid, that the Take-over Bid complies with the provisions of this Subsection 1.1(bb).

                  For purposes of this Agreement, if a Permitted Bid ceases to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above at any time, any acquisition of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares theretofore made, shall cease to be a Permitted Bid Acquisition.

         (cc) "PERMITTED BID ACQUISITION" means an acquisition of Common Shares or Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid made after the Board of Directors, acting in good faith, has determined, that the Take-over Bid complies with the provisions of Subsection 1.1(bb).

         (dd) "PERSON" includes any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, government, governmental body or authority, group (as such term is used in Rule 13d-5 under the 1934 Exchange Act, as in effect on the date of this Agreement), corporation or other incorporated or unincorporated organization.

         (ee) "PRO RATA ACQUISITION" means an acquisition by a Person of Voting Shares pursuant to (w) any dividend reinvestment plan or share purchase plan of the Corporation, (x) a stock dividend, a stock split or other event pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of Voting Shares of the same class or series, (y) the exercise (including the grant) of rights granted to such Person to purchase Voting Shares distributed to all holders of Voting Shares pursuant to a bona fide rights offering which complies with the requirements of Policy 6.2 of the Ontario Securities Commission or is made pursuant to a prospectus or (z) a distribution to the public of Voting Shares, or securities convertible into or exchangeable for Voting Shares, made pursuant to a prospectus or by way of a private placement completed in accordance with applicable securities legislation; provided, however, in the case of an acquisition referred to in Subclauses (y) or (z), such acquisitions are made for not more than such number of Voting Shares or of such securities as is necessary for such Person to maintain the percentage of Voting Shares it held immediately prior to the announcement of such rights offering or distribution to the public or private placement, as the case may be.

         (ff)     "RECORD TIME" means the Close of Business on January 13, 2000.

         (gg) "REDEMPTION PRICE" has the meaning attributed thereto in Subsection 5.1(a).

         (hh) "REGULAR PERIODIC CASH DIVIDEND" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not, in the aggregate, exceed in any fiscal year the greatest of:

                  (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

                  (ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

                  (iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

         (ii) "RIGHTS CERTIFICATE" means the certificates representing the Rights after the Separation Time which shall be substantially in the form attached hereto as Exhibit A.

         (jj) "RIGHTS REGISTER" has the meaning attributed thereto in Subsection 5.1(a).

         (kk) "SECURITIES ACT" means the SECURITIES ACT, R.S.O. 1990, c. S.5, as amended, and the regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

         (ll) "SEPARATION TIME" means the Close of Business on the tenth day after the earlier of:

                  (i)      the Stock Acquisition Date; and

                  (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid, so long as such Take-over Bid continues to satisfy the requirements of a Permitted Bid or a Competing Permitted Bid);

                  or such earlier or later date as may from time to time be determined by the Board of Directors, provided that:

                           (A) if any such Take-over Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time, such offer shall be deemed, for the purposes of this Subsection 1.1(kk), never to have been made; and

                           (B) if the Board of Directors determines pursuant to Subsection 5.1(d) or (e) to waive the application of Section 3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.

         (mm) "SPECIAL MEETING" means a special meeting of the holders of Voting Shares called by the Board of Directors for the purpose of:

                  (i) ratifying the distribution and continued existence of the Rights in accordance with Subsection 5.4(f); or

                  (ii) approving an amendment, variation or rescission of any of the provisions of this Agreement pursuant to Subsections 5.4(b), 5.4(c) or 5.4(e).

         (nn) "STOCK ACQUISITION DATE" means the first date of public announcement (which for purposes of this definition includes, without limitation, a report filed pursuant to Section 101 of the Securities Act or Section 13(d) of the 1934 Exchange Act) of facts indicating that a Person has become an Acquiring Person.

         (oo) "SUBSIDIARY" means a corporation which, in respect of another corporation, is:

                  (i)      controlled by:

                           A.       that other; or

                           B. that other and one or more corporations each of which is controlled by that other; or

                           C. two or more corporations each of which is controlled by that other; or

                  (ii) a Subsidiary of a corporation that is that other's Subsidiary;

         (pp) "TAKE-OVER BID" means an Offer to Acquire Voting Shares or other securities which (assuming the Voting Shares or other securities subject to the Offer to Acquire are acquired at the date of the Offer to Acquire by the Person making the Offer to Acquire), together with the Offeror's Securities, would constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire (including all Voting Shares that may be acquired upon exercise of all rights of conversion, exchange or purchase attaching to the other securities.

         (qq) "TERMINATION TIME" means the time at which the right to exercise Rights shall terminate pursuant to Subsections 3.2(b) or 5.1(c).

         (rr) "TRADING DAY", when used with respect to any securities, means any day on which the principal securities exchange or quotation system (as determined by the Board of Directors) on which such securities are listed or admitted to trading or quotation is open for the transaction of business or, if the securities are not listed or admitted to trading or quotation on any Canadian or United States securities exchange, a Business Day.

         (ss)     "U.S.-CANADIAN EXCHANGE RATE" means, on any date:

                  (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

                  (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith.

         (tt) "U.S. DOLLAR EQUIVALENT" of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by multiplying such amount by the Canadian-U.S. Exchange Rate in effect on such date.

         (uu) "VOTING SHARES" means the Common Shares of the Corporation and any other shares of capital stock or voting interests of the Corporation entitled to vote generally in the election of directors and "VOTING SHARES", when used with reference to any Person other than the Corporation, means common shares of such other Person and any other shares of capital stock or voting interests of such other Person entitled to vote generally in the election of the directors of such other Person. For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be, and be deemed to be, the product determined by the formula:

                                     A
                                    --
                           100 X     B

                  where

                  A = the aggregate number of votes for the election of all directors generally attaching (or which would be attached) to the Voting Shares Beneficially Owned by such Person; and

                  B = the aggregate number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

                  Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of both A and B above.

         (vv) "VOTING SHARE REDUCTION" means an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially Owned by any Person to 20% or more of the Common Shares or Voting Shares then outstanding.

1.2      ACTING JOINTLY OR IN CONCERT

         For the purposes of this Agreement, whether Persons are acting jointly or in concert is a question of fact in each circumstance. Notwithstanding the foregoing, a Person shall be deemed to be acting jointly or in concert with another Person if such Person is presumed to be acting jointly or in concert with such other Person for purposes of Section 91 of the Securities Act.

         Notwithstanding the foregoing, and for greater certainty, the phrase, "acting jointly or in concert", wherever used in this Agreement, shall not include conduct:

         (a)      unrelated to Voting Shares of the Corporation; or

         (b)      consisting solely of:

                  (i) voting or directing the vote of securities of the Corporation pursuant to a revocable proxy given in response to a public proxy solicitation;

                  (ii) voting or directing the vote of securities of the Corporation in connection with or in order to participate in a public proxy solicitation made or to be made; or

                  (iii) having an agreement, arrangement or understanding with respect to a shareholder proposal or a matter or matters to come before a particular meeting of shareholders, including the election of directors.

1.3      CURRENCY

         All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.4      NUMBER AND GENDER

         Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.5      SECTIONS AND HEADINGS

         The division of this Agreement into Articles, Sections, Subsections, Clauses and Subclauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections, Subsections, Clauses and Subclauses are to Articles, Sections, Subsections, Clauses and Subclauses of this Agreement.

1.6      STATUTORY REFERENCES

         Unless the context otherwise requires, any reference herein to a specific Section, Subsection, Clause or Rule of any act or regulation shall be deemed to refer to the same as it may be renumbered, amended, re-enacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.


                             ARTICLE 2 -- THE RIGHTS

2.1      THE RIGHTS; LEGEND ON COMMON SHARE CERTIFICATES

         (a) Certificates representing Common Shares that are issued and outstanding at the later of the Record Time shall evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the legend referred to below, until the earlier of (i) the Separation Time and (ii) the Expiration Time. Certificates for Common Shares issued after the later of (i) the Record Time and (ii) the date on which all regulatory approvals for this Agreement have been received but prior to the earlier of (i) the Separation Time and (ii) the Expiration Time shall also evidence one Right for each Common Share represented thereby.

         (b) All such certificates for Common Shares shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

                           "Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Protection Rights Agreement made as of January 13, 2000 (the "Rights Agreement"), between Salix Pharmaceuticals, Ltd. (the "Corporation") and Montreal Trust Company of Canada (the "Rights Agent"), the terms of which are incorporated herein by this reference and a copy of which is on file at the principal office of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain cases, they are "Beneficially Owned" by an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail, or arrange for the mailing of, a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor."

                  Certificates representing Common Shares issued and outstanding at the Record Time shall also evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the foregoing legend, until the Close of Business on the earlier of the Separation Time and the Expiration Time.

2.2      INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS

         (a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price, or the U.S. Dollar Equivalent of the Exercise Price as at the Business Day immediately preceding the Separation Time (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

         (b) Until the Separation Time, (i) the Rights shall not be exercisable and no Right may be exercised and (ii) for administrative purposes, each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

         (c) After the Separation Time and prior to the Expiration Time, the Rights may be exercised and the registration and transfer of the Rights shall be separate from and independent of

                  Common Shares. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder's address as shown on the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

                  (i) a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

                  (ii) a disclosure statement prepared by the Corporation describing the Rights.

         (d) Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its principal office in the City of Toronto or any other office of the Rights Agent designated for that purpose from time to time by the
                  Corporation:

                  (i) the Rights Certificate evidencing such Rights, with an Election to Exercise (an "ELECTION TO EXERCISE") substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or his executors or administrators or other legal personal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

                  (ii) payment by certified cheque, bank draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

         (e) Upon receipt of a Rights Certificate, with an Election to Exercise appropriately completed and duly executed, which does not indicate that such Right is void (or which is not otherwise void) as provided by Subsection 3.1(b), accompanied by payment as set forth in Clause 2.2(d)(ii), the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

                  (i) requisition from the transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably agreeing to authorize such transfer agent to comply with all such requisitions);

                  (ii) after receipt of such Common Share certificates, deliver such certificates to, or to the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

                  (iii) when appropriate, requisition from the Corporation the amount of cash, if any, to be paid in lieu of issuing fractional Common Shares;

                  (iv) after receipt of such cash, deliver such cash to, or to the order of, the registered holder of the Rights Certificate; and

                  (v) tender to the Corporation all payments received on exercise of the Rights.

         (f) If the holder of any Rights exercises less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

         (g)      The Corporation covenants and agrees that it will:
                  (i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price and subject further to the provisions of Subsection 3.1(b)), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

                  (ii) take all such action as may reasonably be considered to be necessary and within its power to comply with any applicable requirements of the Corporations Act, the Securities Act and the securities legislation of each of the other provinces and territories of Canada, the 1933 Securities Act and the 1934 Exchange Act, and the rules and regulations thereunder or any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

                  (iii) use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed upon issuance on the stock exchange(s) or quotation system(s) where the Common Shares may be listed at that time;

                  (iv) pay when due and payable, any and all Canadian and United States federal, provincial and state taxes (not in the nature of income or withholding taxes) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares issued upon exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer of Rights or the issuance or delivery of certificates for Common Shares issued upon exercise of Rights in a name other than that of the holder of the Rights being exercised; and

                  (v) cause to be reserved and kept available out of its authorized and unissued Shares the number of Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights.

2.3      ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

         (a) The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

         (b) In the event that the Corporation at any time after the Record Time and prior to the Expiration Time:

                  (i) declares or pays a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) other than pursuant to any dividend reinvestment plan;

                  (ii) subdivides or changes the then outstanding Common Shares into a greater number of Common Shares;

                  (iii) consolidates or changes the then outstanding Common Shares into a smaller number of Common Shares; or

                  (iv) issues any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) in respect of, in lieu of, or in exchange for existing Common Shares, except as otherwise provided in this Section 2.3, then

                           A the Exercise Price shall be adjusted so that the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (the "ADJUSTMENT FACTOR") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

                           B in a case to which clause (ii) or (iii) applies or if clause (i) or (iv) applies to an issue of securities made after the Separation Time, the number of Rights outstanding shall be adjusted so that each Right held prior to such adjustment will become that number of Rights equal to the Adjustment Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share will have exactly one Right associated with it.

                  In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share.

         (c) In the event that the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for the making of a distribution to substantially all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) less than 90 percent of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights to be so offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a consideration part or all of which will be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors. To the extent that such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted on the expiration thereof to the Exercise Price which would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend reinvestment plan and/or any share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants by the Corporation) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan or share purchase plan, the right to purchase Common Shares is at a price per share of not less than 90 percent of the current market price per share (determined in accordance with such plans) of the Common Shares.

         (d) In the event that the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for the making of a distribution to substantially all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares but including any dividend payable in securities other than a dividend or distribution referred to in Subsection 2.3(b)(i) or 2.3(b)(iv)) or rights or warrants entitling them to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) less than 90 percent of the Market Price per Common Share on such record date (excluding rights or warrants referred to in Subsection 2.3(c)), the Exercise Price in effect after such record date shall be equal to the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to a Common Share.

         (e) Each adjustment made pursuant to this Section 2.3 shall be made as of:

                  (i) the record or effective date for the applicable dividend, subdivision, change, consolidation or issuance, in the case of an adjustment made pursuant to Subsection 2.3(b); and

                  (ii) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to Subsection 2.3(c) or (d).

         (f) In the event that the Corporation shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Clauses 2.3(b)(i) or (iv), if the Board of Directors determines that the adjustments contemplated by Subsections 2.3(b), (c) and
                  (d) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(b), (c) and (d), such adjustments, rather than the adjustments contemplated by Subsections 2.3(b), (c) and (d), shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

         (g) Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in such Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments made pursuant to this Section 2.3 shall be made to the nearest cent or to the nearest one ten-thousandth of a Common Share or a Right, as the case may be.

         (h) All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

         (i) Unless the Corporation shall have exercised its election, as provided in Subsection 2.3(j), upon each adjustment of an Exercise Price as a result of the calculations made in Subsections 2.3(c) and (d), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by:

                  (i) multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by
                           (B) the relevant Exercise Price in effect immediately prior to such adjustment of the relevant Exercise Price; and

                  (ii) dividing the product so obtained by the relevant Exercise Price in effect immediately after such adjustment of the relevant Exercise Price.

         (j) The Corporation may elect prior to or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(j), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights on such record date, Rights Certificates evidencing, subject to Section 5.5, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and shall be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

         (k) Irrespective of any adjustment or change in the Exercise Price or the number of securities issuable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares so issuable which were expressed in the initial Rights Certificates issued hereunder.

         (l) In any case in which this Section 2.3 shall require that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

         (m) Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in its good faith judgement the Board of Directors shall determine to be advisable in order that any (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than the applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares,
                  (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders.

         (n) The Corporation covenants and agrees that, after the Separation Time, it will not, except as permitted by Section
                  5.1 or 5.4, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

         (o) If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to and shall be made prior to, any adjustment required pursuant to Section 3.1.

         (p) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon exercise of the Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

                  (i) file with the Rights Agent and with the transfer agent for the Common Shares a certificate specifying the particulars of such adjustment or change; and

                  (ii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

                  Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4      DATE ON WHICH EXERCISE IS EFFECTIVE

         Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with an appropriately completed and duly executed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes or charges payable by such Person hereunder) was made in accordance with Subsection 2.2(d); provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the holder of record of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5      EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES

         (a) The Rights Certificates shall be executed on behalf of the Corporation by its Chief Executive Officer and its Chief Financial Officer. The signature of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

         (b) Promptly following the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and a disclosure statement describing the Rights, and the Rights Agent will manually countersign such Rights Certificates and deliver such Rights Certificates and statement to the holders of the Rights pursuant to Subsection 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

         (c) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

         (a) After the Separation Time, the Corporation will cause to be kept a register (the "RIGHTS REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers and exchanges of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

         (b) After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(d) and 3.1(b), the Corporation will execute, and the Rights Agent will countersign, deliver and register, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

         (c) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

         (d) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

2.7      MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES

         (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

         (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

         (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

         (d)      Every new Rights Certificate issued pursuant to this Section
                  2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8      PERSONS DEEMED OWNERS

         Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation and any agent of the Corporation or, if so authorized by the Corporation, the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights means the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9      DELIVERY AND CANCELLATION OF CERTIFICATES

         All Rights Certificates surrendered upon exercise or for redemption, or for registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10     AGREEMENT OF RIGHTS HOLDERS

         Every holder of Rights, by accepting such Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

         (a) such holder shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

         (b) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

         (c) after the Separation Time, the Rights will be transferable only on the Rights Register as provided herein;

         (d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation and any agent of the Corporation or, if so authorized by the Corporation, the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

         (e) such holder is not entitled to receive any fractional Rights or fractional Common Shares upon the exercise of Rights;

         (f) without the approval of any holder of Rights and upon the sole authority of the Board of Directors, this Agreement may be supplemented or amended from time to time as provided herein; and

         (g) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by a governmental authority, prohibiting or otherwise restraining performance of such obligations.

                     ARTICLE 3 -- ADJUSTMENTS TO THE RIGHTS

3.1      FLIP-IN EVENT

         (a) Subject to Section 3.1(b) and Subsections 5.1(d) and 5.1(e), and except as provided below, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective at the Close of Business on the 10th day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that, after such date of consummation or occurrence, or event, an event of a type analogous to any of the events described in
                  Section 2.3 shall have occurred with respect to such Common Shares).

         (b) Notwithstanding anything to the contrary in this Agreement, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

                  (i)      (A)      an Acquiring Person;

                           (B)      any Affiliate or Associate of an Acquiring
                                    Person;

                           (C) any Person acting jointly or in concert with an Acquiring Person or any of its Affiliates;

                           (D) any other Person whose securities are deemed to be Beneficially Owned by an Acquiring Person

                           (each such Person being herein referred to as the "INELIGIBLE SHAREHOLDER"); or

                  (ii) a transferee, direct or indirect, of an Ineligible Shareholder who becomes a transferee in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, arrangement or scheme of an Ineligible Shareholder that has the purpose or effect of avoiding Clause 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including a transferee of, or other successor to, such Rights, whether directly or indirectly) shall thereafter have no right to exercise such Rights under any provision of this Agreement and shall not have thereafter any right whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Subsection 3.1(b), shall be deemed to be an Acquiring Person or other Ineligible Shareholder for the purposes of this Subsection 3.1(b) and such Rights shall become null and void.

         (c) Any Rights Certificates that represent Rights Beneficially Owned by a Person described in either Clause (i) or (ii) of Subsection 3.1(b) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

                           "The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person or other Ineligible Shareholder (as such terms are defined in the Rights Agreement), including a Person, or an Affiliate or Associate of a Person, who was acting jointly or in concert with any of them or any other Person whose securities are deemed to be Beneficially Owned by such Acquiring Person. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in Subsection 3.1(b) of the Rights Agreement."

                  Provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing of if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend.

         (d) From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section
                  3.1 including, without limitation, all such acts and things as may be required to satisfy the requirements of the Corporations Act and the Securities Act and any other applicable laws in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

3.2      EXCHANGE OPTION

         (a) In the event that the Board of Directors determines that conditions exist which would eliminate or otherwise materially diminish in any respect the benefits intended to be afforded to the holders of Rights pursuant to this Agreement, the Board of Directors may, at its option and without seeking the approval of the holders of Common Shares or Rights, at any time after a Flip-in Event has occurred, authorize the Corporation to issue or deliver in respect of each Right which is not void pursuant to Subsection 3.1(b), either:

                  (i) in return for the Exercise Price and the Right, cash, debt or equity securities or other assets (or a combination thereof) having a cash value equal to twice the Exercise Price; or

                  (ii) in return for the Right and without further charge, subject to any amounts that may be required to be paid under applicable law, cash, debt or equity securities or other assets (or a combination thereof) having a cash value equal to the Exercise Price, in full and final settlement of all rights attaching to the Rights, where in either case the value of such debt or equity securities or other assets shall be determined by the Board of Directors who may rely upon the advice of a nationally recognized investment dealer or investment banker selected by the Board of Directors. To the extent that the Board of Directors determines that some action need be taken pursuant to this Section 3.2, the Board of Directors may suspend the exercisability of the Rights for a period of up to 90 days following the date of the occurrence of the relevant Flip-in Event in order to decide the appropriate form of distribution to be made and to determine the value thereof. In the event of any such suspension, the Corporation shall notify the Rights Agent and issue as promptly as practicable a public announcement stating that the exercisability of the Rights has been temporarily suspended.

         (b) If the Board of Directors authorizes the exchange of debt or equity securities or other assets (or a combination thereof) for Rights pursuant to Subsection 3.2(a), then, without any further action or notice, the right to exercise the Rights will terminate and the only right thereafter of a holder of Rights shall be to receive such debt or equity securities or other assets (or a combination thereof) in accordance with the exchange formula authorized by the Board of Directors. Within 10 Business Days after the Board of Directors has authorized the exchange of debt or equity securities or other assets (or a combination thereof) for Rights pursuant to Subsection 3.2(a), the Corporation shall give notice of such exchange to the holders of such Rights. Each such notice of exchange will state the method by which the exchange of debt or equity securities or other assets (or a combination thereof) for Rights will be effected.

         (c) The Corporation shall not be required to issue fractions of securities or to distribute certificates evidencing fractional securities. In lieu of issuing such fractional securities, there shall be paid to the registered holders of Rights to whom such fractional securities would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of a whole security.

3.3      FIDUCIARY DUTIES OF THE BOARD OF DIRECTORS OF THE CORPORATION

                  For clarification it is understood that nothing contained in this Article 3 shall be considered to affect the obligations of the members of the Board of Directors to exercise their fiduciary duties. Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares of the Corporation reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the Special Meeting) with respect to any Take-over Bid that the Board of Directors believes is necessary or appropriate in the exercise of the fiduciary duties of its members.

                          ARTICLE 4 -- THE RIGHTS AGENT

4.1      GENERAL

         (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable subject to the prior approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder (as per the attached Fee Schedule) and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder (including the fees and disbursements of any expert or advisor retained by the Rights Agent with the approval of the Corporation). The Corporation also agrees to indemnify the Rights Agent, its officers, directors and employees for, and to hold them harmless against, any loss, liability, or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent. The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and at any time, upon request, shall provide to the Rights Agent an incumbency certificate with respect to the then current directors of the Corporation.

         (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2      MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

         (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

         (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3      DUTIES OF RIGHTS AGENT

         The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

         (a) The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Corporation (where such approval may reasonably be obtained and such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to rely in good faith on the advice of any such expert;

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person reasonably believed by the Rights Agent to be a senior officer of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

         (c) The Rights Agent will be liable hereunder only for its own negligence, bad faith or wilful misconduct;

         (d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

         (e) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Subsection 2.3(p) hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

         (f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Person designated in writing by the Corporation, and to apply to such persons for advice or instructions in connection with its duties and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person;

         (h) The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4      CHANGE OF RIGHTS AGENT

         The Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to the transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to the transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the resigning Rights Agent or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent at the Corporation's expense. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent upon receipt of all outstanding fees and expenses owing by the Corporation to the predecessor Rights Agent under this Agreement, any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.


                           ARTICLE 5 -- MISCELLANEOUS

5.1      REDEMPTION AND WAIVER

         (a) The Board of Directors may, at its option, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "REDEMPTION PRICE"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

         (b) If an Offeror successfully completes a Permitted Bid by having taken up and paid for not less than 50 per cent of the Voting Shares held by Independent Shareholders pursuant to

                  Permitted Bid Acquisitions, the Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the Expiry Date of the Permitted Bid.

         (c) If the Board of Directors elects to or is deemed to have elected to redeem the Rights, the right to exercise the Rights will thereupon without further action and without notice terminate and the only right thereafter of the holder of a Right shall be to receive the Redemption Price. Within 10 days of the Board of Directors electing or being deemed to have elected to redeem the Rights, the Corporation shall give notice of such redemption to the holders of the then outstanding Rights. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

         (d) The Board of Directors may until the occurrence of a Flip-in Event determine, upon prior written notice delivered to the Rights Agent, to waive the application of Section 3.1 to any particular Flip-in Event (which for greater certainty shall not include the circumstances described in Subsection 5.1(e)); provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(d), subject to as provided below the Board of Directors shall be deemed to have waived the application of
                  Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular (i) prior to the granting of such waiver, (ii) thereafter and prior to the expiry of any Take-over Bid (as the same may be extended from time to time) outstanding at the time of the granting of such waiver or (iii) thereafter and prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(d); provided further that if the first waiver pursuant to this Subsection 5.1(d) is in respect of any bid which would have been a Permitted Bid but for the absence of one or more of the elements of a Permitted Bid set out in subclauses 1.1(bb) (i), (ii), (iii) or (iv) (the "Waived Conditions"), any such second or further waiver which is deemed to occur by reason of Subsection 5.1(d) shall only be deemed to occur if each such second or further Take-over Bid would also be a Permitted Bid but for the Waived Conditions.

         (e) The Board of Directors may prior to the Close of Business on the tenth day following the Stock Acquisition Date determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of Section 3.1 to the Flip-in Event giving rise to the Stock Acquisition Date, provided that the Acquiring Person has (i) reduced its Beneficial Ownership of Voting Shares or (ii) has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which such contractual arrangement is entered into (the expiry of which period is herein referred to as the "DISPOSITION DATE"), such that at the time the waiver becomes effective pursuant to this Subsection 5.1(e) such Person is no longer an Acquiring Person. In the event of such a waiver becoming effective, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred. Without limiting the generality of the foregoing, if the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

         (f) Where a Take-over Bid, or other events giving rise to a Separation Time, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, or in any other circumstances prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Without restricting the rights of the Board of Directors to elect to redeem the Rights pursuant to section 5.1(a) rather than pursuant to section 5.1(f), upon the Rights being redeemed pursuant to this section 5.1(f), all of the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the events giving rise to the Separation Time shall be deemed not to have occurred.

         (g) The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

5.2      EXPIRATION

         No Person shall have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a) hereof.

5.3      ISSUANCE OF NEW RIGHTS CERTIFICATES

         Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4      SUPPLEMENTS AND AMENDMENTS

         (a) Without the approval of any holders of Voting Shares or Rights, the Corporation may make amendments to this Agreement to correct any clerical or typographical error, or which are required to maintain the validity of the Agreement as a result of any change in any applicable legislation or regulations thereunder, or which are made to cure any ambiguity, defect or inconsistency, or which are to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or other persons identified in section 3.1(b) hereof), or which are to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the timer period governing redemption shall be made at such time as the Rights are not redeemable. The Corporation may, prior to the date of the shareholders' meeting referred to in Section 5.4(f), supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such change, supplement or amendment.

         (b) Subject to subsection 5.4(a), the Corporation may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time before the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at the Special Meeting.

         (c) The Corporation may, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Stock Acquisition Date amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to vote at a meeting of the holders and representing 50% plus one of the votes cast in respect thereof.

         (d) Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented and entitled to vote at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Corporations Act with respect to meetings of shareholders of the Corporation.

         (e) Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulation thereunder shall:

                  (i) if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b) confirm or reject such amendment;

                  (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d) confirm or reject such amendment.

                           Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

         (f) The Board of Directors shall call and hold a Special Meeting of holders of Voting Shares to consider and, if thought appropriate, ratify the distribution and the continued existence of the Rights. The Special Meeting shall be held on a date fixed by the Board of Directors, which date shall be no later than July 6, 2000 (or such later date as The Toronto Stock Exchange may approve). The Board of Directors shall fix a record date for determining the holders of Voting Shares entitled to receive notice of the Special Meeting in accordance with all applicable laws and the articles and by-laws of the Corporation. Unless a majority of the votes cast by the Independent Shareholders on such resolution are voted in favour of the continued existence of the Rights, then the Board of Directors shall immediately upon the confirmation by the Chairman of such shareholders' meeting of the result of the vote on such resolution, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

         (g) The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, recession or variation to this Agreement as referred to in this Section 5.4 within five days of effecting such amendment, recession or variation.

         (h)      Any supplement or amendment to this Agreement pursuant to
                  Section 5.4(b) through (g) shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction over the Corporation, including without limitation an requisite approval of stock exchanges on which the Shares are listed (which supplement or amendment shall be effective upon receipt of such approval (whether or not such approval is subject to one or more conditions which must be satisfied)).

5.5      FRACTIONAL RIGHTS AND FRACTIONAL SHARES

         (a) The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, there shall be paid to the registered holders of the Rights Certificates with regard to which fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of a whole Right in lieu of such fractional Rights. The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2 (e).

         (b) The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2
                  (e).

5.6      RIGHTS OF ACTION

         Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights to which such Person is entitled, in the manner provided in such holders Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7      HOLDER OF RIGHTS DEEMED NOT A SHAREHOLDER

         No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders, or to receive dividends or subscription rights or otherwise.

5.8      NOTICES

         Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered personally or if delivered or sent by registered or certified mail, postage prepaid, or by facsimile transmission addressed (until another address is filed in writing with the Rights Agent) as follows:

SALIX PHARMACEUTICALS, LTD.
c/o Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, North Carolina  27607
U.S.A.

Facsimile No.:             (919) 781-4865
Attention:                 Donald R. Reynolds

Any such notice or demand shall be deemed to have been received, if delivered personally, on the date of delivery (if such date is a Business Day, failing which it shall be deemed delivered on the next Business Day), if sent by facsimile, on the next Business Day following transmission or if sent by registered or certified mail, on the fifth Business Day after the mailing thereof, except in the case of interruption of regular mail service, in which case such notice shall be sent by facsimile or personally delivered.

         Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered personally or if delivered or sent by registered or certified mail, postage prepaid, or by facsimile transmission addressed as follows:

MONTREAL TRUST COMPANY OF CANADA
151 Front Street West
8th Floor
Toronto, Ontario
M5J 2N1

Attention:                 Senior Manager, Client Services
Facsimile No.:             (416) 981-9800

Any such notice or demand shall be deemed to have been received, if delivered personally, on the date of delivery (if such date is a Business Day, failing which it shall be deemed delivered on the next Business Day), if sent by facsimile, on the next Business Day following transmission or if sent by registered or certified mail, on the fifth Business Day after the mailing thereof, except in the case of interruption of regular mail service, in which case such notice shall be sent by facsimile or personally delivered.

         Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears on the Rights Register or, prior to the Separation Time, on the registers of the Corporation for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given on the fifth Business Day after the date of mailing thereof, whether or not the holder receives the notice. In the event of any interruption of mail service, such notice required or permitted to be given hereunder will be deemed to be sufficiently given by advertisement of such notice in a newspaper of general circulation in the City of Toronto.

5.9      COSTS OF ENFORCEMENT

         The Corporation agrees that if the Corporation or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.10     REGULATORY APPROVALS

         Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment to this Agreement, shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority.

5.11     DECLARATION AS TO NON-CANADIAN AND NON-U.S. HOLDERS

         If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada and the United States of America, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident fiduciary of Rights, or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the fiduciary or to the fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and any province or territory thereof and the United States of America in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.12     SUCCESSORS

         All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.13     BENEFITS OF THIS AGREEMENT

         Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.14     GOVERNING LAW

         This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such jurisdiction applicable to contracts to be made and performed entirely within such province.

5.15     LANGUAGE

         Les parties aux presentes ont exige que la presente convention ainsi que tous les documents et avis qui s'y rattachent et/ou qui en decoulent soient rediges en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto and/or resulting therefrom be drawn up in English.

5.16     COUNTERPARTS

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.17     SEVERABILITY

         If any Section, Subsection, paragraph, subparagraph, term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, Subsection, paragraph, subparagraph, term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining Sections, Subsections, paragraphs, subparagraphs, terms and provisions hereof or the application of such Section, Subsection, paragraph, subparagraph, term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.18     EFFECTIVE DATE

         This Agreement is effective from the date hereof.

5.19     TIME OF THE ESSENCE

         Time shall be of the essence hereof.

5.20     DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

         The Board of Directors shall have the exclusive power and authority to administer and amend this Agreement in accordance with the terms hereof and to exercise all rights and powers specifically granted hereunder to the Board of Directors or the Corporation, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend the Agreement, in accordance with the terms hereof). All such actions, calculations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Corporation, the Rights Agent, the holders of the Rights, and all other parties and (y) not subject the Board of Directors to any liability to the holders of the Rights, or any other parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   SALIX PHARMACEUTICALS, LTD.



                                   Per:
                                            Robert P. Ruscher
                                            Chief Executive Officer
                                            Authorized Signing Officer

                                   MONTREAL TRUST COMPANY OF CANADA

                                      Per:



                                      Per:

                                    EXHIBIT A

                          [FORM OF RIGHTS CERTIFICATE]

Certificate No.                                                           Rights
               -----------------------------       -----------------------

         UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER PROTECTION RIGHTS AGREEMENT MADE AS OF JANUARY 13, 2000 (THE "RIGHTS AGREEMENT"), BETWEEN SALIX PHARMACEUTICALS, LTD. (THE "CORPORATION") AND MONTREAL TRUST COMPANY OF CANADA , AS RIGHTS AGENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY THIS REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE AMENDED OR REDEEMED, MAY EXPIRE, MAY BECOME VOID (IF, IN CERTAIN CASES, THEY ARE "BENEFICIALLY OWNED" BY AN "ACQUIRING PERSON" OR AN "INELIGIBLE SHAREHOLDER", AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT, OR A TRANSFEREE THEREOF), OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL, OR ARRANGE FOR THE MAILING OF, A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE PROMPTLY AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.

                               RIGHTS CERTIFICATE

This certifies that__________________ is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Protection Rights Agreement made as of January 13, 2000 (the "Rights Agreement") as amended between SALIX PHARMACEUTICALS, LTD., a corporation incorporated under the laws of British Virgin Islands (the "Corporation") and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation, at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate, together with the Form of Election to Exercise appropriately completed and duly executed, to the Rights Agent at its principal office in the City of Toronto (or such other locations as the Corporation and the Rights Agent may from time to time determine). Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price shall be $60 per Right (payable by bank draft, certified cheque or money order payable to the order of the Corporation).

         In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or shares in the capital of the Corporation other than Common Shares, or more or less than one Common Share (or a combination thereof), all as provided in the Rights Agreement.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Corporation and are available upon written request.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent in the City of Toronto (or such other locations as the Corporation and the Rights Agent may from time to time determine), may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Corporation at a redemption price of $0.0001 per Right, subject to adjustment in certain events, or (ii) may be exchanged, at the option of the Corporation, for cash, debt or equity securities or other assets (or a combination thereof).

         No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of any meeting or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the signature of the proper officers of the Corporation.

Date:______________________________

SALIX PHARMACEUTICALS, LTD.

Per:_______________________________
         Chief Executive Officer

Countersigned:

MONTREAL TRUST COMPANY OF CANADA

Per:_______________________________
         Authorized Signature



                           [Continued on Reverse Side]

                          FORM OF ELECTION TO EXERCISE



TO:      SALIX PHARMACEUTICALS, LTD.


The undersigned hereby irrevocably elects to exercise______________________whole Rights represented by this Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of and delivered to:


         Name


         Address


         City and Province/State/Country


         Social Insurance No. or other taxpayer
         identification number


         If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:



         Name


         Address

         City and Province/State/Country


         Social Insurance Number or other
         taxpayer identification number


Date:    __________________________              _______________________________
                                                 Signature

                                                 (Signature must correspond to
                                                 name as written upon the face
                                                 of this Rights Certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatsoever)

______________________________________
Signature Guaranteed



                 (THE FOLLOWING IS TO BE COMPLETED ONLY IF TRUE)

         The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by (i) an Acquiring Person, (ii) any Affiliate or Associate of an Acquiring Person, (iii) any other Person acting jointly or in concert with an Acquiring Person or any Affiliate of an Acquiring Person, or
(iv) any other Person whose securities are deemed to be Beneficially Owned by an Acquiring Person. Capitalized terms shall have the meanings ascribed thereto in the Rights Agreement.



Date:    ______________________________          _______________________________
                                                 Signature

                                                 (Signature must correspond to
                                                 name as written upon the face
                                                 of this Rights Certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatsoever)


______________________________________
Signature Guaranteed

NOTE: Signature must be guaranteed by a major Canadian trust company, Canadian chartered bank, or a member of the Securities Transfer Agents Medallion Program (STAMP).

                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


(Please print name and address of transferee)

_________ {INSERT NUMBER} of the Rights represented by this Rights Certificate, together with all right, title and interest therein.


Date:    ______________________________          _______________________________
                                                 Signature

                                                 (Signature must correspond to
                                                 name as written upon the face
                                                 of this Rights Certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatsoever)


______________________________________
Signature Guaranteed




                 (THE FOLLOWING IS TO BE COMPLETED ONLY IF TRUE)

         The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by (i) an Acquiring Person, (ii) any Affiliate or Associate of an Acquiring Person, (iii) any other Person acting jointly or in concert with an Acquiring Person or any Affiliate of an Acquiring Person, or
(iv) any other Person whose securities are deemed to be Beneficially Owned by an Acquiring Person. Capitalized terms shall have the meanings ascribed thereto in the Rights Agreement.


Date:    ______________________________          _______________________________
                                                 Signature

                                                 (Signature must correspond to
                                                 name as written upon the face
                                                 of this Rights Certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatsoever)

______________________________________
Signature Guaranteed

NOTE: Signature must be guaranteed by a major Canadian trust company, Canadian chartered bank, or a member of the Securities Transfer Agents Medallion Program (STAMP).

                                     NOTICE

         In the event that the certifications set forth above in the Forms of Election to Exercise and Assignment are not completed, the Corporation shall deem the Beneficial Owner of the Rights represented by this Rights Certificate to be an Acquiring Person or other Ineligible Shareholder and, accordingly, such Rights shall be null and void. Capitalized terms shall have the meanings ascribed thereto in the Rights Agreement.

                           SALIX PHARMACEUTICALS, LTD.

            PROXY FOR 2000 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of SALIX PHARMACEUTICALS, LTD., a corporation organized under the laws of the British Virgin Islands, hereby acknowledges receipt of the Notice of Annual and Special Meeting of Shareholders and Proxy Statement, each dated May 1, 2000, and hereby appoints Randy W. Hamilton and Lorin Johnson and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual and Special Meeting of Shareholders of SALIX PHARMACEUTICALS, LTD., to be held on Wednesday, June 14, 2000 at 10:00 a.m., local time, at the offices of Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607 and any adjournment(s) thereof, and to vote all Common Shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1.       Election of directors:

         Nominees: John F. Chappell; Thomas D'Alonzo; Richard A. Franco, R.Ph.; Randy W. Hamilton; and Robert P. Ruscher

         [ ] FOR all nominees listed above (except as marked to the contrary below)

         [ ]     WITHHOLD AUTHORITY to vote for all nominees listed above

         --------------------------------------------------------------

         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

2. Proposal to approve the amendment of the Company's 1996 Stock Option Plan to increase the number of Common Shares reserved for issuance thereunder from 1,750,000 to 2,677,207.

         [ ] FOR                   [ ] AGAINST                       [ ] ABSTAIN

3. Proposal to confirm the adoption of a shareholder protection rights plan and approve the Shareholder Protection Rights Agreement dated January 13, 2000 between the Company and Montreal Trust Company of Canada.

         [ ] FOR                   [ ] AGAINST                       [ ] ABSTAIN


4. Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2000.

         [ ] FOR                   [ ] AGAINST                       [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [  ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENT OF THE 1996 STOCK OPTION PLAN, (3) FOR THE CONFIRMATION OF THE ADOPTION OF A SHAREHOLDER RIGHTS PLAN AND THE APPROVAL OF THE SHAREHOLDER PROTECTION RIGHTS AGREEMENT AND (4) THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR.


                                                 Both of such attorneys or
                                                 substitutes (if both are
                                                 present and acting at said
                                                 meeting or any adjournment(s)
                                                 thereof, or, if only one shall
                                                 be present and acting, then
                                                 that one) shall have and may
                                                 exercise all of the powers of
                                                 said attorneys-in-fact
                                                 hereunder.


                                    Dated: ___________________________


                                    __________________________________
                                    Signature

                                    __________________________________
                                    Signature

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                           SALIX PHARMACEUTICALS, LTD.
                        3600 W. BAYSHORE ROAD, SUITE 205
                               PALO ALTO, CA 94305

         For those shareholders who wish to be added to the Corporation's Supplemental Mailing List in order to receive the Corporation's unaudited interim financial statements, please complete the following and forward it to Montreal Trust Company of Canada, 151 Front Street West, 8th Floor, Toronto, Ontario, Canada M5J 2N1, attention: Stock Transfer Services.

         I HEREBY confirm that I am a shareholder of the Company, and as such, request that you add me to your Supplemental Mailing List.

                       Please PRINT your name and address

                     --------------------------------------
                            (First Name and Surname)

                     --------------------------------------
                               (Number and Street)

                     --------------------------------------
                               (Apartment) (City)

               --------------------------------------------------
                      (Province or State) (Postal/Zip Code)


Signed:
(Signature of Shareholder)

CUSIP: 794906305

         APPENDIX A TO THE PRELIMINARY PROXY MATERIALS FILED PURSUANT TO
                    INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A


                           SALIX PHARMACEUTICALS, LTD.
                             1996 STOCK OPTION PLAN
                            (as amended, March 1998)

         1. Purposes of the Plan. The purposes of this 1996 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under the corporate laws and securities regulations of applicable Canadian provincial securities laws, U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

            (c) "Associate" shall mean (i) any company of which such person or company beneficially owns, directly or indirectly, voting securities carrying more than 10 per cent of the voting rights attached to all voting securities of the company for the time being outstanding, (ii) any partner of that person or company, (iii) any trust or estate in which such person or company has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity, (iv) any relative of that person who resides in the same home as that person, (v) any person of the opposite sex who resides in the same home as that person and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage, or (vi) any relative of a person mentioned in clause (v) who has the same home as that person.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

            (f) "Committee" shall mean any Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

            (g) "Common Stock" shall mean the Common Stock of the Company.

            (h) "Company" shall mean Salix Pharmaceuticals, Ltd., a British Virgin Islands International Business Company.

            (i) "Consultant" shall mean any person, including an advisor, engaged by the Company or any Parent or Subsidiary to render services to such entity, and any director of the Company whether compensated for such services or not.

         (j) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from Employee to Consultant or from Consultant to Employee will not constitute a termination of employment.

            (k) "Director" shall mean a member of the Board.

            (l) "Employee" shall mean any person, including officers and Named Executives (including officers and Named Executives who are also directors), employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                 (i) Subject to clauses (ii) and (iii) hereof, if the Common Stock is listed on The Toronto Stock Exchange, its Fair Market Value per Share shall be not less than the closing price of the Common Stock on The Toronto Stock Exchange on the last business day preceding the date of grant;

                 (ii) If the Common Stock is listed principally on any established stock exchange or national market system in the United States, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                 (iii) If the Common Stock is quoted principally on the NASDAQ System (but not on The National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock; or

                 (iv) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         In the event the Fair Market Value is determined in accordance with clause (i) above, such Fair Market Value shall be priced in United States dollars converted at the then prevailing exchange rate between Canada and the United States.

            (o) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (p) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

            (q) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

            (r) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or any successor thereto and (a) every director or senior officer of the Company, (b) every director or senior officer of a company that is itself an insider or subsidiary of the Company, (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution, and (d) the Company where it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities;

            (s) "Option" shall mean a stock option granted pursuant to the Plan.

            (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

            (v) "Outstanding Issue" shall mean the number of Shares that are outstanding immediately prior to the share issuance in question, excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period.

            (w) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (x) "Plan" shall mean this 1996 Stock Option Plan, as amended.

            (y) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

            (z) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (aa) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 2,667,207 Shares; provided that in no event shall the number of shares that may be optioned and sold under the Plan exceed the sum of
(i) 2,238,382 shares of Common Stock plus (ii) such number of shares as are subject to outstanding and unexercised stock options under the Company's 1994 Stock Plan, as of the date of adoption of this Plan by the stockholders, which options are thereafter canceled or otherwise terminated without exercise. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4. Administration of the Plan.

            (a) Procedure.

                 (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

                 (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                 (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                 (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to compliance with Applicable Laws, and further subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                 (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                 (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

                 (iii) to determine whether and to what extent Options are granted hereunder;

                 (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                 (v) to approve forms of agreement for use under the Plan;

                 (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                 (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                 (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                 (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

                 (x) to institute an option exchange program.

            (b) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

            (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

            (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Options that are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

            (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

            (e) The terms of any Option shall comply with Applicable Laws.

            (f) Not more than 50% of the total number of shares reserved under the Plan shall be allocated to any one participant under the Plan within any twelve calendar month period.

            (g) The maximum number of shares that may be allocated to any one participant upon the grant of stock Options may not exceed 5% of the issued and outstanding Common Stock at the time of grant.

            (h) The following limitations shall apply to grants of Options:

                 (i) No Employee or Consultant shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

                 (ii) In connection with his or her initial service, an Employee or Consultant may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                 (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                 (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 16 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Limitation on Grants to Officers. Subject to adjustment as provided in this Plan and subject to the other limitations set forth herein:

                  (a) The maximum number of Shares which may be reserved for issuance to all Officers under the Plan may not exceed 10% of the Outstanding Issue.

                  (b) The maximum number of Shares which may be issued to Officers under the Plan in any 12 month period shall be 10% of the Outstanding Issue.

                  (c) The maximum number of Shares which may be issued to any one Officer and such Officer's Associates under the Plan in any 12 month period shall be 5% of the Outstanding Issue.

         9. Option Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                      (i) In the case of an Incentive Stock Option

                          (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                          (B) granted to any Employee, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                          (ii) In the case of a Nonstatutory Stock Option
granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. No Optionee shall receive financial assistance from the Company in connection with the exercise of any Option and the purchase price of the Common Stock issuable pursuant to any Option shall be paid in full prior to the issuance of such Common Stock. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         10.      Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                      An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding the provisions of
Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, he or she may, but only within twelve (12) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee.   In the event of the death of an
Optionee:

                           (i) during the term of the Option who is at the time
of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

                           (ii) within thirty (30) days (or such other period of
time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve
(12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         11. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

         12. Satisfaction of Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE").

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator.

         13. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

         14. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee as soon as practicable prior to the effective date of such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Sale of Assets. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option or right, in which case such Option shall vest in its entirety and become exercisable as follows prior to the consummation of the merger or sale of assets. If the Option becomes fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets as provided in the preceding sentence, the Administrator shall notify the Optionee and the Option shall be fully exercisable for a period of ten (10) days from the date of such notice, and will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                  (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

         15. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         16.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

                  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.



                                       13